AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON APRIL 15, 1998                                    REGISTRATION NO.:   2-42379
                                                                        811-2240
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
          Pre-Effective Amendment No.  [  ]

          Post-Effective Amendment No. [19]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

          Amendment No.                [19]


                  STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
                  -------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

      610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
      ------------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (610) 941-0255
                                --------------
             (Registrant's Telephone Number, including Area Code)

                    Patricia L. Sloan, Secretary/Treasurer
                  Stratton Monthly Dividend REIT Shares, Inc.
      610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
      ------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                With copies to:
                           Vernon Stanton, Jr., Esq.
                          Drinker Biddle & Reath LLP
                   1100 Philadelphia National Bank Building
                             1345 Chestnut Street
                          Philadelphia, PA 19107-3496
                                (215) 988-2700

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b)
[_]  on (date) pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                  STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
                             CROSS REFERENCE SHEET
                         [AS REQUIRED BY RULE 481(A)]


PART A
ITEM NO.                                                    PROSPECTUS CAPTION
--------                                                    ------------------
1.        Cover Page                                        Cover Page

2.        Synopsis                                          Introduction; Fee Table

3.        Condensed Financial Information                   Financial Highlights;
                                                            Performance Calculations

4.        General Description of Registrant                 Introduction; Investment Objectives, Policies,
                                                            Restrictions and Risk Considerations;
                                                            Description of Common Stock

5.        Management of the Fund                            Management of the Funds; Investment
                                                            Advisor; Service Providers and Underwriter

5a.       Management's Discussion of Fund Performance       Inapplicable

6.        Capital Stock and Other Securities                How to Buy Fund Shares: Reinvestment of
                                                            Income Dividends and Capital Gains
                                                            Distributions; Tax Treatment: Dividends and
                                                            Distributions; Description of Common Stock

7.        Purchase of Securities Being Offered              Service Providers and Underwriter;
                                                            Computation of Net Asset Value; How to Buy
                                                            Fund Shares; Exchange Privilege; Retirement Plans

8.        Redemption or Repurchase                          How to Redeem Fund Shares; Exchange
                                                            Privilege

9.        Legal Proceedings                                 Inapplicable

                             STRATTON MUTUAL FUNDS

                          STRATTON GROWTH FUND, INC.
                  STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
                         STRATTON SMALL-CAP YIELD FUND
                          STRATTON SPECIAL VALUE FUND

                                  PROSPECTUS

                              APRIL 15, 1998

                       Plymouth Meeting Executive Campus
                       610 W. Germantown Pike, Suite 300
                        Plymouth Meeting, PA 19462-1050
                                (610) 941-0255

Stratton Mutual Funds represents four separate funds (each a "Fund" and collectively the "Funds"). Each of the Funds has distinct investment objectives and policies. Information concerning the Funds has been combined into this one Prospectus to aid investors in understanding the similarities and differences among the Funds.

STRATTON GROWTH FUND, INC. is a no-load mutual fund seeking as its primary objective possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

STRATTON MONTHLY DIVIDEND REIT SHARES, INC. is a no-load mutual fund seeking as its objective a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock.

THE STRATTON FUNDS, INC. is a no-load, open-end series management company currently offering two series of shares:

  STRATTON SMALL-CAP YIELD FUND seeks to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $1 billion and which are outside the Standard & Poor's 500 Index (hereinafter referred to as "small-cap companies").

  STRATTON SPECIAL VALUE FUND seeks to achieve capital appreciation. The Fund seeks to achieve its objective by investing in equity securities, primarily common stock and securities convertible into or exchangeable for common stock which represent a value or potential worth which is not fully recognized by prevailing market prices.

  STRATTON SPECIAL VALUE FUND has an aggressive investment policy in that it expects to incur the risk of investing in short positions, and it should not be considered a complete investment program.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available upon request and without charge by calling or writing the Funds at the telephone number or address above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The Statement of Additional Information, material incorporated by reference into this Prospectus, and any other information regarding the Funds are maintained electronically with the SEC at its Internet Web sight (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Introduction..............................................................   3
Fee Table.................................................................   4
Financial Highlights......................................................   5
Investment Objectives, Policies, Restrictions and Risk Considerations.....   8
Management of the Funds...................................................  14
Investment Advisor........................................................  14
Computation of Net Asset Value............................................  16
How to Buy Fund Shares....................................................  17
  Investing by Mail.......................................................  17
  Investing by Wire.......................................................  17
  Automatic Investment Plan...............................................  18
  Direct Deposit Program..................................................  18
  Reinvestment of Income Dividends and Capital Gains Distributions........  18
  Additional Information..................................................  19
How to Redeem Fund Shares.................................................  19
  By Written Request......................................................  20
  By Automated Clearing House ("ACH").....................................  20
  Systematic Cash Withdrawal Plan.........................................  20
  Additional Information..................................................  21
Exchange Privilege........................................................  22
Retirement Plans..........................................................  23
Tax Treatment: Dividends and Distributions................................  23
Performance Calculations..................................................  25
Description of Common Stock...............................................  25
Service Providers and Underwriter.........................................  26

-------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION ABOUT THE ITEMS DISCUSSED IN THIS PROSPECTUS, A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUNDS' DISTRIBUTOR, FPS BROKER SERVICES, INC., 3200 HORIZON DRIVE, P.O. BOX 61503, KING OF PRUSSIA, PA 19406-0903, OR BY TELEPHONING 800-634-5726.

INTRODUCTION      The securities offered by this Prospectus consist of shares of common stock of four separate Funds. Each Fund has distinct investment objectives and policies. The Funds are no-load, open-end, diversified mutual funds. The four Funds are identified herein as follows: STRATTON GROWTH FUND, INC.
                  ("SGF"); STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
                  ("SMDS"); STRATTON SMALL-CAP YIELD FUND ("SSCY"); and
                  STRATTON SPECIAL VALUE FUND ("SSVF").


Investment        SGF seeks as its primary objective possible growth of
Objectives        capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.


                  SMDS seeks as its objective a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. Under normal conditions, at least 65% of the Fund's total assets will be invested in real estate investment trusts ("REITs").

                  SSCY seeks to achieve both dividend income and capital appreciation by investing in equity securities, primarily common stock and securities convertible into common stock of small-cap companies. Under normal conditions, at least 80% of the Fund's total assets will be invested in the equity securities of small-cap companies.

                  SSVF seeks as its objective capital appreciation. The Fund seeks to achieve its objective by investing in equity securities, primarily common stock and securities convertible into or exchangeable for common stock which represent a value or potential worth which is not fully recognized by prevailing market prices.

                  The value of each Fund's shares fluctuate because the value of the securities in which each Fund invests fluctuates. Each Fund will earn dividend or interest income to the extent that it receives dividends or interest from its investments. An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any Fund's investment objective will be achieved.

How to Buy Fund   The minimum initial investment for each Fund is $2,000.
Shares            There is no minimum initial investment requirement for any retirement plan. Subsequent investments will be accepted in minimum amounts of $100 or more. The Funds do not impose any sales load nor bear any fees pursuant to a Rule 12b-1 Plan.
                  The public offering price for shares of each Fund is the net asset value per share next determined after receipt and acceptance of a purchase order at the transfer agent in proper form with accompanying check or bank wire arrangement. See "How to Buy Fund Shares."

How to Redeem     Shares of the Funds may be redeemed at the net asset value
Fund Shares       per share next determined after receipt by the transfer
                  agent of a redemption request in proper form. Signature guarantees may be required for certain redemption requests.
                  See "How to Redeem Fund Shares."

Dividends         SGF intends to pay semi-annual dividends from its net
                  investment income. SMDS intends to pay monthly dividends from its net investment income. SSCY intends to pay quarterly dividends from its net investment income. SSVF intends to pay annual dividends from its net investment income.

                  Distributions of net capital gains, if any, for each Fund will be paid annually.

                  Stratton Management Company (the "Investment Advisor"),
Investment        Plymouth Meeting Executive Campus, 610 W. Germantown Pike,
Management,       Suite 300, Plymouth Meeting, PA 19462-1050 is the Investment
Underwriter and   Advisor for the Funds.
Servicing
Agents

                  FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 serves as the Funds' Underwriter. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, which has its principal business address at 4400 Computer Drive, Westboro, MA 01581, serves as the Funds' Administrator, Accounting/Pricing Agent and Transfer Agent.

                  Shareholders of each Fund can obtain toll-free access to
Integrated        account information, as well as some transactions, by
Voice Response    calling 1 (800) 472-4266. IVR provides share price and price
(IVR) System      change for the Funds; gives account balances and history
                  (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows exchanges of shares.


-------------------------------------------------------------------------------

                  Below is a summary of the Operating Expenses: (1) incurred
FEE TABLE         by SGF, SMDS and SSCY for its fiscal year ended December 31,
                  1997; and (2) estimated to be incurred by SSVF for the fiscal year ending December 31, 1998. A hypothetical example based on the summary is also shown.


                                            SGF      SMDS     SSCY     SSVF
                                            ---      ----     ----     ----
           ANNUAL FUND OPERATING EXPENSES:
           -------------------------------
           (as a percentage of average net
            assets)
           Management Fees................. 0.72%/1/ 0.61%/1/ 1.09%/2/ 0.75%/2/
           Other Expenses.................. 0.39%    0.41%    0.53%    1.25%
                                            ----     ----     ----     ----
           Total Fund Operating Expenses... 1.11%    1.02%    1.62%    2.00%

                  EXAMPLE

                  The following example illustrates the expenses that a stockholder would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
           SGF..................................  $11     $35     $61     $135
           SMDS.................................  $10     $32     $56     $125
           SSCY.................................  $16     $51     $88     $192
           SSVF.................................  $20     $63     n/a     n/a

                  /1/The Investment Advisor has voluntarily agreed to waive
                     $15,000 annually of the compensation due it under the agreement with SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to Investor Services Group.

                  /2/This fee represents the basic management fee of 0.75%
                     payable to SSCY and SSVF under the Investment Advisory Agreement subject to a performance adjustment. The performance adjustment is a rolling 24-month comparison to the Frank Russell 2000 Index ("Russell 2000"), see "Investment Advisor" for a further discussion. For the fiscal year ended December 31, 1997 the Investment Advisor received 1.09% of SSCY'S average net assets. Absent such performance adjustment, the Investment Advisor would have received 0.75% of SSCY'S average net assets. The performance adjustment for SSVF has not yet commenced.

                  The purpose of this table is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly. The Funds do not impose any sales load, redemption or exchange fees, nor do they bear any fees pursuant to a Rule 12b-1 Plan; however, the Transfer Agent currently charges investors who request redemptions by wire transfer a fee of $9 for each such payment. For more complete descriptions of the various costs and expenses, see "Investment Advisor," "How to Buy Fund Shares," "How to Redeem Fund Shares," "Retirement Plans" and "Service Providers and Underwriter" and the financial statements and related notes which appear in the Funds' Annual Report to Shareholders.

                  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------

FINANCIAL         The following information provides financial highlights for
HIGHLIGHTS        a share outstanding of SGF, SMDS and SSCY, during the
                  periods stated. These Financial Highlights have been audited by Tait, Weller & Baker, certified public accountants, whose report appears in the Funds' Annual Report to Shareholders dated December 31, 1997. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 1997 Annual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Annual Report to Shareholders. Both the Statement of Additional
                  Information and the Annual Report to Shareholders may be obtained from the Funds free of charge by calling 800-634-
                  5726.

                  Also provided are unaudited Financial Highlights for a share outstanding of SSVF from the commencement of operations to March 31, 1998.

                          STRATTON GROWTH FUND, INC.

                                    7 MONTHS
                         YEAR ENDED  ENDED                              YEARS ENDED MAY 31,
                         ---------- --------  -------------------------------------------------------------------------------
                          12/31/97  12/31/96   1996     1995     1994     1993     1992    1991/1/  1990/1/  1989/1/  1988/1/
                         ---------- --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR.....   $ 27.00   $  27.18  $ 22.35  $ 20.65  $ 20.89  $ 20.55  $ 19.75  $ 19.66  $ 21.84  $ 19.48  $ 22.24
                          -------   --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
----------------------
 Net investment
  income...............     0.550      0.312    0.556    0.537    0.510    0.560     0.64     0.72     0.82     0.55     0.58
 Net gains (loss) on
  securities (both
  realized and
  unrealized)..........     8.900      1.298    5.759    2.978    0.665    1.160     1.32     0.65     0.20     3.83    (1.11)
                          -------   --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total from investment
  operations...........     9.450      1.610    6.315    3.515    1.175    1.720     1.96     1.37     1.02     4.38    (0.53)
                          -------   --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
------------------
 Dividends (from net
  investment income)...    (0.540)    (0.580)  (0.540)  (0.540)  (0.510)  (0.565)  (0.725)   (0.82)   (0.71)   (0.53)   (0.70)
 Distributions (from
  capital gains).......    (2.520)    (1.210)  (0.945)  (1.275)  (0.905)  (0.815)  (0.435)   (0.46)   (2.49)   (1.49)   (1.53)
                          -------   --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total Distributions...    (3.060)    (1.790)  (1.485)  (1.815)  (1.415)  (1.380)  (1.160)   (1.28)   (3.20)   (2.02)   (2.23)
                          -------   --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR..................   $ 33.39   $  27.00  $ 27.18  $ 22.35  $ 20.65  $ 20.89  $ 20.55  $ 19.75  $ 19.66  $ 21.84  $ 19.48
                          =======   ========  =======  =======  =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN...........    36.06%      6.40%   29.62%   18.61%    5.92%    8.91%   10.57%    7.58%    4.94%   24.25%   (2.17%)
RATIOS/SUPPLEMENTAL
 DATA
-------------------
Net assets, end of year
 (in 000's)............   $60,177   $ 44,801  $42,880  $31,719  $25,475  $25,315  $25,311  $25,111  $23,407  $20,268  $16,859
Ratio of expenses to
 average net assets....     1.11%   1.17%/2/    1.16%    1.31%    1.34%    1.39%    1.35%    1.41%    1.38%    1.41%    1.48%
Ratio of net investment
 income to average net
 assets................     1.87%   2.08%/2/    2.28%    2.70%    2.51%    2.76%    3.20%    3.94%    4.09%    2.79%    2.80%
Portfolio turnover
 rate..................    34.40%     20.32%   15.41%   42.54%   49.81%   35.34%   59.76%   56.78%   54.80%   49.85%   34.42%
Average commission rate
 paid..................   $0.0509   $ 0.0537      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

--------

/1/NOT COVERED BY INDEPENDENT ACCOUNTANTS' REPORT
/2/ANNUALIZED

                  STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

                                     11 MONTHS
                          YEAR ENDED   ENDED                            YEARS ENDED JANUARY 31
                          ---------- ---------  -------------------------------------------------------------------------
                           12/31/97  12/31/96     1996      1995      1994     1993     1992    1991/1/  1990/1/  1989/1/
                          ---------- ---------  --------  --------  --------  -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......   $  27.43  $  27.40   $  24.84  $  28.69  $  29.91  $ 27.83  $ 23.02  $ 24.50  $ 24.43  $ 25.11
                           --------  --------   --------  --------  --------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
----------------------
 Net investment income..       1.54      1.63       1.88      1.94      1.87     1.94     1.97     2.05     2.09     2.10
 Net gains (loss) on
  securities (both
  realized and
  unrealized)...........       3.20      0.16       2.60     (3.87)    (1.14)    2.08     4.79    (1.33)    0.03    (0.70)
                           --------  --------   --------  --------  --------  -------  -------  -------  -------  -------
 Total from investment
  operations............       4.74      1.79       4.48     (1.93)     0.73     4.02     6.76     0.72     2.12     1.40
                           --------  --------   --------  --------  --------  -------  -------  -------  -------  -------
LESS DISTRIBUTIONS
------------------
 Dividends (from net
  investment income)....      (1.54)    (1.63)     (1.89)    (1.92)    (1.94)   (1.94)   (1.95)   (2.20)   (2.05)   (2.08)
 Distributions in excess
  of net Investment
  Income................       0.00     (0.13)     (0.03)     0.00     (0.01)    0.00     0.00     0.00     0.00     0.00
 Distributions from net
  realized gains from
  security
  transactions..........       0.00      0.00       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00
 Distributions from
  paid-in capital/3/....      (0.38)     0.00       0.00      0.00      0.00     0.00     0.00     0.00     0.00     0.00
                           --------  --------   --------  --------  --------  -------  -------  -------  -------  -------
 Total distributions....      (1.92)    (1.76)     (1.92)    (1.92)    (1.95)   (1.94)   (1.95)   (2.20)   (2.05)   (2.08)
                           --------  --------   --------  --------  --------  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................   $  30.25  $  27.43   $  27.40  $  24.84  $  28.69  $ 29.91  $ 27.83  $ 23.02  $ 24.50  $ 24.43
                           ========  ========   ========  ========  ========  =======  =======  =======  =======  =======
TOTAL RETURN............     18.09%     7.12%     18.98%    (6.57%)    2.22%   15.18%   30.55%    3.30%    8.69%    5.93%
RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of year
 (in 000's).............   $101,956  $103,780   $129,267  $134,066  $165,798  $98,227  $45,566  $31,178  $33,200  $33,845
Ratio of expenses to
 average net assets.....      1.02%  1.02%/4/      0.99%     1.08%     0.99%    1.10%    1.23%    1.27%    1.25%    1.21%
Ratio of net income to
 average net asset......      5.48%  6.94%/4/      7.42%     7.71%     6.12%    6.74%    7.63%    8.79%    8.19%    8.54%
Portfolio turnover
 rate...................     42.47%    69.19%     53.30%    39.50%    19.15%   35.94%   43.55%   14.00%   39.10%   15.00%
Average commission rate
 paid...................   $ 0.0505  $ 0.0498        N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A

/1/ NOT COVERED BY INDEPENDENT ACCOUNTANTS' REPORT
/2/ PER SHARE INCOME AND EXPENSES AND NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS HAVE BEEN COMPUTED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD. THESE COMPUTATIONS HAD NO EFFECT ON NET ASSET VALUE PER SHARE.
/3/ DISTRIBUTIONS FROM PAID-IN CAPITAL RESULT FROM THE EXCESS OF TAXABLE
 CAPITAL GAINS OVER GAINS AVAILABLE FROM BOOK SOURCES.
--------
/4/ ANNUALIZED

                         STRATTON SMALL-CAP YIELD FUND

                             YEAR      9 MONTHS        YEAR        YEAR     FOR THE PERIOD
                             ENDED       ENDED         ENDED       ENDED      4/12/93/1/
                          12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ TO 03/31/94/3/
                          ----------- -----------   ----------- ----------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 16.79     $ 15.98       $ 12.94     $ 12.97       $12.50
                            -------     -------       -------     -------       ------
INCOME FROM INVESTMENT
 OPERATIONS
----------------------
Net investment income...       0.21        0.26          0.33        0.29         0.22
Net gains (loss) on
 securities (both
 realized and
 unrealized)............       6.80        1.74          3.04       (0.02)        0.45
                            -------     -------       -------     -------       ------
Total from investment
 operations.............       7.01        2.00          3.37        0.27         0.67
                            -------     -------       -------     -------       ------
LESS DISTRIBUTIONS
------------------
Dividends (from net
 investment income).....      (0.20)      (0.27)        (0.33)      (0.30)       (0.20)
Distributions (from
 capital gains).........      (1.13)      (0.92)         0.00        0.00         0.00
                            -------     -------       -------     -------       ------
Total distributions.....      (1.33)      (1.19)        (0.33)      (0.30)       (0.20)
                            -------     -------       -------     -------       ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 22.47     $ 16.79       $ 15.98     $ 12.94       $12.97
                            =======     =======       =======     =======       ======
TOTAL RETURN............      42.37%      12.84%        26.18%       2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of
 period (in 000's)......    $39,377     $21,691       $19,592     $14,058       $8,257
Ratio of expenses to
 average net assets.....       1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
Ratio of net investment
 income to average net
 assets.................       1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
Portfolio turnover
 rate...................      26.27%      35.86%        33.50%      30.20%       28.60%/2/
Average commission rate
 paid...................    $0.0548     $0.0579           N/A         N/A          N/A

/1/ COMMENCEMENT OF OPERATIONS

/2/ ANNUALIZED

/3/ ADJUSTED FOR A 2-FOR-1 STOCK SPLIT DECLARED BY THE FUND TO SHAREHOLDERS OF
 RECORD ON DECEMBER 17, 1997.
--------

                        STRATTON SPECIAL VALUE FUND

                                                                   3 MONTHS
                                                                     ENDED
                                                                   03/31/98
                                                                  (UNAUDITED)
                                                                  -----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................   $ 15.00/1/
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income............................................     0.004
Net gains (loss) on securities (both realized and unrealized)....     1.866
                                                                    -------
Total from investment operations.................................     1.870
                                                                    -------
NET ASSET VALUE, END OF PERIOD...................................   $ 16.87
                                                                    =======
TOTAL RETURN.....................................................     12.47%
RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (in 000's).............................   $ 5,713
Ratio of expenses to average net assets..........................      1.40%/2/
Ratio of net investment income to average net assets.............      0.14%/2/
Portfolio turnover rate..........................................     18.58%
Average commission rate paid.....................................   $0.0499

--------

/1/ COMMENCEMENT OF OPERATIONS 12/31/97

/2/ ANNUALIZED

INVESTMENT        The investment objective of SGF is fundamental and may not
OBJECTIVES,       be changed without a vote of a majority of the Fund's
POLICIES,         shares. The investment objectives of SMDS, SSCY and SSVF are
RESTRICTIONS      not fundamental and may be changed by the Board of Directors
AND RISK          of the applicable Fund. Unless otherwise stated in this
CONSIDERATIONS    Prospectus or the Statement of Additional Information, each
                  Fund's investment policies are not fundamental and may be changed without shareholder approval. While a non-fundamental policy or restriction may be changed by the Board of Directors of the applicable Fund without shareholder approval, the Funds intend to notify shareholders before making any change in any such policy or restriction. Fundamental policies may not be changed without shareholder approval. A complete list of each Fund's fundamental investment restrictions appears in the Statement of Additional Information.


SGF The primary objective of SGF is to seek possible growth of capital for its shareholders' investments, with current income from interest and dividends as a secondary objective. On an overall portfolio basis, the Investment Advisor will seek appreciation of capital for the Fund by continuously reviewing both individual securities and relevant economic and social conditions so that in the view of the Investment Advisor, the Fund's portfolio has the greatest possible potential for capital growth consistent with reasonable risk. The Fund's investments will normally consist of common stock and securities convertible into common stock. The Fund may also invest in REITs. In making its investment decision, the Investment Advisor examines the securities of domestic companies, generally those with dividend payment records, with a view to selecting those securities which it believes will provide a greater opportunity for growth and return of capital.

                  Preferred stocks and debt securities which are not convertible into common stock will normally not be purchased. However, when the Investment Advisor determines that a temporary defensive position is warranted, it may invest in non-convertible preferred stocks, debt securities and domestic corporate and government fixed income obligations without limitation and to the extent such investments are made, the Fund will not be achieving growth of capital. The Fund's relative equity and cash (or cash equivalent) positions may also be changed as the Fund alters its evaluation of trends in general securities price levels.

                  The Fund does not intend to obtain short-term trading profits. It is anticipated that the Fund's annual portfolio turnover rate will generally fall within a 30% to 70% range; but the rate of portfolio turnover is not a limiting factor when the Fund's management deems changes appropriate and could be less than 30% or greater than 70% in any particular year, depending upon market and other considerations.

                  The following investment restrictions are deemed fundamental policies:

                  1. The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

                  2. The Fund will not invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

SMDS SMDS' objective is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. Investment decisions will be made on the basis of an analysis of fundamentals of individual companies and on relevant economic and social conditions. The Fund will invest at least 80% of its assets in common stock and securities convertible into common stock. Under normal conditions, at least 65% of the Fund's total assets will be invested in REITs.

SSCY The investment objective of SSCY is to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of small-cap companies.

                  On an overall portfolio basis, the Investment Advisor will seek to achieve the Fund's objective by continuously reviewing both individual securities and relevant economic and social conditions so that in the view of the Investment Advisor, the Fund has the greatest possible potential for capital appreciation consistent with reasonable risk. The Investment Advisor generally selects companies which pay quarterly dividends at an above-average rate.

                  Under normal market conditions, it is expected that the Fund will invest at least 80% of its assets in equity securities, primarily common stock and securities convertible into common stock of small-cap companies. The Fund may also invest in other types of securities with equity characteristics such as REITs, preferred stocks, warrants, units and rights. The Fund may invest in both exchange-listed and over-the-counter securities. As a matter of fundamental policy which cannot be changed without the vote of a majority of the Fund's outstanding shares, the Fund will not invest more than 25% of its total assets in any one industry.

                  The Fund will not knowingly invest more than 5% of its total assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and no readily available market, and instruments that do not provide for payment to the Fund within seven days after notice are subject to this 5% limit. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for the purposes of this limitation.

                  Investments in small-cap companies have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines. The Fund attempts to counteract these concerns about investing in small-cap companies by using strict purchase criteria. One of these criteria stipulates that these companies must have been sound and going entities for over three years. In addition, these companies must be established dividend-paying entities. The dividend requirement helps to reduce share price volatility of the issues in the Fund and ultimately of the Fund itself.

SSVF The investment objective of SSVF is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in equity securities, primarily common stock and securities convertible into or exchangeable for common stock which represent a value or potential worth which is not fully recognized by prevailing market prices. These stocks are considered by the Investment Advisor to be under-researched as measured by the professional, financial research analysts covering them. The Investment Advisor employs a "value" approach to the Fund's investments, seeking to identify companies that have experienced fundamental change, are intrinsically undervalued or are misunderstood by the investment community. The Investment Advisor examines various factors in determining the value characteristics of securities including, but not limited to, ratios of price to cash flow, price to sales, price to book, price to revenue and price to earnings. The Fund may also seek to achieve its objective by investing in companies that are suffering from market inefficiencies due to less liquidity, and companies whose share price may have declined relative to the intrinsic value of its business. The Fund will pursue a wide array of opportunities among very small growth companies and mature companies. The Fund will seek out companies in which there is a large disparity between its market value and the Investment Advisor's estimate of its earnings power, assets, or private market value.

                  On an overall portfolio basis, the Investment Advisor will seek to achieve the Fund's objective by continuously reviewing both individual securities and relevant economic and social conditions so that in the view of the Investment Advisor, the Fund has the greatest possible potential for capital appreciation.

                  Under normal market conditions, it is expected that the Fund will invest at least 80% of its assets in equity securities, primarily common stock and securities convertible into common stock. The Fund may also invest in other types of securities with equity characteristics such as REITs, preferred stocks, warrants, units and rights. The Fund may invest in both exchange-listed and over-the- counter securities. The Fund may engage in short sale transactions, invest in futures contracts and related options, and purchase and sell exchange-listed put and call options. As a matter of fundamental policy which cannot be changed without the vote of a majority of the Fund's outstanding shares, the Fund will not invest more than 25% of its total assets in any one industry.

                  The Fund will not knowingly invest more than 15% of its total assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and no readily available market, and instruments that do not provide for payment to the Fund within seven days after notice are subject to this 15% limit. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for the purposes of this limitation.

Risk              Short sales are transactions in which SSVF sells a security
Considerations    it does not own in anticipation of a decline in the market
of SSVF           value of that security. To complete such a transaction, SSVF must borrow the security to make delivery to the buyer. The
                  Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the

Short Sale
Transactions

                  Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

                  Since short selling can result in profits when stock prices generally decline, the Fund in this manner, can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value and a loss on a short sale of another security if the security sold short should increase in value. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. Among the factors which management may consider in making short sales are a decreasing demand for a company's products, lower profit margins, lethargic management and a belief that a disparity exists between the price of the security and its underlying assets or other values.

                  No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that have been "shorted" by the Fund is limited to the lesser of 2% of the outstanding value of the Fund's net assets or 2% of the outstanding securities of any class of the issuer. In addition, to secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

                  In addition to the short sales discussed above, the Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on NASDAQ.

Futures           SSVF may invest in futures contracts and options on futures
Contracts and     contracts for hedging purposes or to maintain liquidity.
Related Options   However, the Fund may not purchase or sell a futures
                  contract or purchase a related option unless immediately after any such transaction the sum of the aggregate amount of initial margin deposits on its existing futures positions and the amount of premiums paid for related options does not exceed 5% of its total assets.

                  At maturity, a futures contract obligates the Fund to take or make delivery of certain securities or the cash value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified underlying instrument at a specified future date. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. The Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

                  The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the market is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  To enter into a futures contract, the Fund must make a deposit of an initial margin with its custodian in a segregated account in the name of the futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

                  The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the securities held by the Fund and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Investment Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Successful use of options and futures by the Fund is subject to the Investment Advisor's ability to predict correctly the movements in the direction of the market. For example, if the Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For further discussion, see "Additional Information on Investment Objectives and Policies" in the Statement of Additional Information.

Options SSVF may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation to the extent that premiums paid on all outstanding call options do not exceed 20% of the Fund's total assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed-upon price during the option period. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Fund will only write call options on a covered basis (options on securities owned by the Fund). The Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Fund's total return. The Fund may lose potential market appreciation if the Investment Advisor's judgment is incorrect with respect to interest rates, security prices or the movement of indices.

                  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Fund will only write put options on a covered basis. The Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price.

                  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

                  Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold. For further discussion, see "Additional Information on Investment Objectives and Policies" in the Statement of Additional Information.

Portfolio         SSVF'S portfolio turnover rate may vary significantly from
Turnover          year to year as well as within the year and its turnover
                  rate could reach or exceed 100%. A 100% turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced in a period of one year. A greater portfolio turnover rate reflects a greater number of securities transactions. High portfolio turnover may also result in the realization of substantial capital gains, and any distributions from short-term capital gains are taxable at ordinary income rates for Federal tax purposes. High portfolio turnover involves correspondingly greater brokerage commission and other transaction costs to SSVF.

Risk              Each Fund may invest in REITs. Equity REITs invest directly
Considerations    in real property while mortgage REITs invest in mortgages on
of each Fund      real property. REITs may be subject to certain risks
                  associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio's investments. In addition, equity
                  REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage
                  REITs may be affected by the quality of credit extended.
                  Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

REITs


                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. A Fund intends to include the gross dividends from such REITs in its distributions to shareholders and, accordingly, a portion of the Funds' distributions may also be designated as a return of capital. For more information, please see the discussion under "Tax Treatment: Dividends and Distributions."

Short-Term        Although each Fund normally seeks to remain fully invested
Securities        in equity securities, a Fund may invest temporarily up to
                  100% of its assets in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, for temporary purposes pending investments in other securities, to maintain liquidity to meet shareholder redemptions or for temporary defensive measures to protect against the erosion of its capital base.
                  These securities include, but are not limited to, obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances and repurchase agreements. When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.


-------------------------------------------------------------------------------

MANAGEMENT OF     The business of each Fund is managed under the direction of
THE FUNDS         each Fund's Board of Directors. Information about the
                  directors and officers of the Funds is included in the Statement of Additional Information.


-------------------------------------------------------------------------------

INVESTMENT        Stratton Management Company (the "Investment Advisor"), with
ADVISOR           offices at Plymouth Meeting Executive Campus, 610 W.
                  Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050, is the Funds' investment advisor and manager and is registered as an investment advisor under the Investment
                  Advisors Act of 1940, as amended. The Investment Advisor provides investment advisory services, consisting of portfolio management, for a variety of individuals and institutions and had approximately $1.7 billion in assets under management as of December 31, 1997.
                  By reason of his ownership of all the Investment Advisor's voting stock, James W. Stratton may be considered a "controlling person" of that firm.

                  Mr. Stratton is the Chief Executive officer of the Investment Advisor and has been primarily responsible for the day-to-day investment management of SGF and SMDS since 1972 and 1980, respectively. Mr. Frank H. Reichel, III has been primarily responsible for the day-to-day investment management of SSCY since the Fund's commencement of operations in April of 1993. Mr. James Van Dyke Quereau has been primarily responsible for the day-to-day investment management of SSVF since the Fund's commencement of operations in January of 1998. Mr. Quereau has been a Managing Partner and Director of Research of the Investment Advisor since May 1990, and has been in the investment management business for 26 years.

Investment        Pursuant to Investment Advisory Agreements, Stratton
Advisory Fee      Management Company provides an investment program in
                  accordance with each respective Fund's investment policies, limitations and restrictions.

                  For providing investment advisory services, the Investment Advisor receives: for SGF, a fee at the annual rate of 0.75% of daily net assets; and for SMDS, a fee at the annual rate of 0.63% of daily net assets. The Investment Advisor has voluntarily agreed to waive $15,000 annually of the advisory fees due it under the Investment Advisory Agreements with SGF and SMDS to offset a portion of the fees that the Funds will incur under certain administration agreements with Investor Services Group. See "Service Providers and Underwriter." During the fiscal periods ended December 31, 1997, SGF and SMDS paid the Investment Advisor advisory fees at the effective annual rates of .72% and .61%, of such Fund's respective average daily net assets.

                  For providing investment advisory services for SSCY and SSVF, the Investment Advisor receives an investment advisory fee payable monthly at an annual rate of 0.75% of average daily net assets, subject to a performance adjustment. The performance adjustment for SSCY is calculated at the end of each month based upon a rolling 24-month performance period. The performance adjustment for SSVF will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, a Fund's gross performance is compared with the performance of the Russell 2000, a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When a Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of a Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in small-cap equity securities and special value securities, the advisory and incentive fees (if realized) paid by these Funds are higher than those paid by most other investment companies. Additionally, a Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees. Based on the foregoing, during the fiscal year ended December 31, 1997, SSCY paid the Investment Advisor a fee at the effective annual rate of 1.09% of the Fund's average daily net assets.


-------------------------------------------------------------------------------

                  The net asset value per share of each Fund is determined
COMPUTATION OF    once each business day as of the close of regular trading
NET ASSET VALUE   hours (currently 4:00 p.m. Eastern time) on the New York
                  Stock Exchange ("NYSE"). Such determination will be made by dividing the value of all securities and other assets
                  (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.


                  Portfolio securities are valued as follows:

                  1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

                  2. Securities traded in the over-the-counter market are
                    valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

                  3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

                  Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares."

HOW TO BUY FUND   Shares of each Fund are offered on a continuous basis at the
SHARES            net asset value. The net asset value per share of each Fund, and hence the purchase price of the shares, will vary with the value of securities held in each Fund's portfolio.
                  Purchasers of Fund shares pay no "sales load"; the full amount of the purchase price goes toward the purchase of shares of a Fund. Purchases are made at the net asset value next determined following receipt of a purchase order by the Transfer Agent, at the address set forth below, accompanied by payment for the purchase. The Funds may also from time to time accept wire purchase orders from broker/dealers and institutions who have been previously approved by a Fund.


                  Orders for shares of a Fund received prior to the close of regular trading hours on the NYSE are confirmed at the net asset value determined at the close of regular trading hours on the NYSE on that day.

                  Orders received at the address set forth below subsequent to the close of regular trading hours on the NYSE will be confirmed at the net asset value determined at the close of regular trading hours on the next day the NYSE is open.

Investing by
Mail An account may be opened and shares of a Fund purchased by completing a New Account Application (the "Application"), which is attached to the back of this Prospectus, and sending it, together with a check for the desired amount, payable to " Name of Fund" c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. The minimum amount for the initial purchase of shares for each Fund is $2,000.

                  Subsequent purchases may be made in amounts of $100 or more. (Note: There are no minimum investment amounts applied to retirement plans.) After each purchase you will receive an account statement for the shares purchased. Once a shareholder's account has been established, additional purchases may be made by sending a check made payable to "Name of Fund" c/o First Data Investor Services Group, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement and include your Fund account number on your check (as well as the attributable year for retirement plan investments, if applicable).

                  PLEASE NOTE: The Funds will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the Fund and are endorsed over to the Fund. In order to ensure receipt of good funds, the Funds reserve the right to delay sending your redemption proceeds up to 15 days if you recently purchased shares by check. A $20 fee will be charged to your account for any payment check returned to the custodian.

Investing by      You may also pay for shares by instructing your bank to wire
Wire              Federal funds to the Transfer Agent. Federal funds are
                  monies of member banks within the Federal Reserve System.
                  Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

                                UMB BANK KC NA
                                ABA # 10-10-00695

                                For: First Data Investor Services Group, Inc.

                                Account # 98-7037-071-9
                                FBO: "NAME OF FUND"
                                Account of (exact name(s) of account
                                registration)
                                Shareholder Account #
                                                 -----------------

                  If you are opening a new account by wire transfer, you must first telephone the Transfer Agent at 800-472-4266 to request an account number and furnish the applicable Fund with your social security or other tax identification number. A completed Application with signature(s) of registrant(s) must be filed with the applicable Fund immediately subsequent to the initial wire. Your bank will generally charge a fee for this wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

                  PLEASE NOTE: Your initial Fund account must satisfy the $2,000 minimum balance requirement in order to participate in the following programs or plans.

Automatic         Shares of a Fund may be purchased through our Automatic
Investment Plan   Investment Plan (the "Plan"), an application is attached to the back of this Prospectus. The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated
                  Clearing House ("ACH") member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Direct Deposit    This program enables a shareholder to purchase additional
Program           shares by having certain payments from the Federal
                  Government only (i.e. federal salary, social security and certain veterans, military or other payments) automatically deposited into the shareholder's account in a Fund. The minimum investment is $100.


                  To elect this privilege, a shareholder must complete a Direct Deposit Enrollment Form for each type of payment desired. The form may be obtained by contacting the Transfer Agent, at the address or telephone number shown below. Death or legal incapacity will terminate a shareholder's participation in this program. A shareholder may terminate their participation by notifying, in writing, the appropriate Federal agency. In addition, the Funds may terminate participation upon 30 days' notice to the shareholder.

Reinvestment of   Any shareholder may at any time request and receive
Income            automatic reinvestment of any Funds' income dividends and
Dividends and     capital gains distributions, or income dividends only, or
Capital Gains     capital gains distributions only, in additional shares of a
Distributions     Fund unless the Funds' Board of Directors determines
                  otherwise. Each Fund will send the
                  shareholder an account statement reflecting all such reinvestments. The $100 minimum requirement for subsequent investments does not apply to the reinvestment of income dividends and/or capital gain distributions.

                  The election to reinvest may be made on the Application or by writing to " Name of Fund", c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Any such election will automatically continue for subsequent dividends, and/or distributions until written revocation is received by the applicable Fund. If no election is chosen each Fund will automatically reinvest dividends and capital gains distributions.

Additional        Shares of a Fund may be purchased or redeemed through
Information       certain broker/dealers who may charge a transaction fee,
                  which would not otherwise be charged if the shares were purchased directly from a Fund.


                  Each Fund reserves the right to reject purchases under circumstances or in amounts considered disadvantageous to the Fund. Certificates will not be issued unless requested in writing by the registered shareholder(s).

                  Each Fund is required by Federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with Internal Revenue Service regulations regarding Tax Identification Certification. In order to avoid this withholding requirement, you must certify via signature on your Application, or on a separate W-9 Form supplied by the Transfer Agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

                  While the Funds provide most shareholder services, certain special services, such as a request for a historical transcript of an account, may involve an additional fee. To avoid having to pay such a fee for these special services, it is important that you save your last Year-to-Date Confirmation Statement received each year.

                  PLEASE NOTE: All questions and correspondence on new and existing accounts (such as purchases or redemptions, or statements not received) should be referred directly to the transfer agent, by writing to First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by calling Investor Services Group's customer service department at 800-472-4266. Please reference your Fund name and account number.

-------------------------------------------------------------------------------

HOW TO REDEEM     Shareholders may redeem shares of a Fund by mail, by writing
FUND SHARES       directly to the Transfer Agent, and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears in the registration and must include the Fund name and account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shareholders holding stock certificates must deliver them along with their signed redemption requests.

By Written
Request To protect your account, the Transfer Agent and the Funds from fraud, signature guarantees are required for certain redemptions. SIGNATURE GUARANTEES ARE REQUIRED FOR: (1) all redemptions of $10,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank; (4) requests to transfer the registration of shares to another owner; and (5) any redemption if the proceeds are to be sent to an address other than the address of record. The Transfer Agent requires that signatures be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent cannot accept guarantees from notaries public. In certain instances, the Funds may require additional documents, such as certified death certificates or proof of fiduciary or corporate authority. Please call Investor Services Group to verify required language for all retirement plan redemption requests or to obtain the Retirement Plan Withdrawal Form. No redemption shall be made unless a shareholder's Application is first on file. In addition, a Fund will not accept redemption requests until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.


                  Redemption requests mailed to the Investment Advisor must be forwarded to the Transfer Agent and will not be effected until they are received in good order by the Transfer Agent. The Transfer Agent cannot accept redemption requests which specify a particular forward date for redemption.

By Automated      A shareholder may elect to have redemption proceeds, cash
Clearing House    distributions or systematic cash withdrawal payments
                  transferred to his or her bank, savings and loan association or credit union that is an on-line member of the ACH system.
                  There are no fees associated with the use of the ACH service.


                  Written ACH redemption requests must be received by the Transfer Agent before 4 p.m. Eastern time to receive that day's closing net asset value. ACH redemptions will be sent on the day following the shareholder's request and funds will be available two days later.

                  Redemption proceeds (including systematic cash withdrawals), as well as dividend and capital gains distributions, may be sent to a shareholder via Federal Funds wire. However, the Transfer Agent will charge a $9 fee for each Federal Funds wire transmittal, which will be deducted from the amount of the payment.

Systematic Cash   Each Fund offers a Systematic Cash Withdrawal Plan as
Withdrawal Plan   another option which may be utilized by an investor who
                  wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Application, indicating the amount of the distribution and the desired frequency.

                  An investor should realize that if withdrawals exceed income dividends and capital gains distributions, the invested principal will be depleted. Thus, depending on the size of the withdrawal payments and fluctuations in the value of the shares, the original investment could be exhausted entirely. An investor may change or stop the Plan at any time by written notice to the Funds. Dividends and capital gains distributions must be automatically reinvested to participate in this plan. Stock certificates cannot be issued under the Systematic Cash Withdrawal Plan.

                  Due to the relatively high cost of maintaining smaller
Additional        accounts, the Funds reserve the right to involuntarily
Information       redeem shares in any account for its then current net asset value (which will be paid to the shareholder within five business days, or such shorter time period as may be required by applicable SEC rules) if at any time the total investment does not have a value of at least $500. The shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 45 days to bring the value of the account up to at least $500 before the redemption is processed.


                  The redemption price will be the net asset value of the shares to be redeemed as determined at the close of regular trading hours on the NYSE after receipt at the address set forth above of a request for redemption in the form described above and the certificates (if any) evidencing the shares to be redeemed. No redemption charge will be made. Payment for shares redeemed is made within five business days, or such shorter time period as may be required by applicable SEC rules, after receipt of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to the shareholder's address of record.

                  PLEASE NOTE: A $9 fee will be charged to your account at the time of redemption if instructions to wire proceeds are given; there is no fee to mail proceeds. Also, your redemption proceeds may be delayed up to 15 days if you recently purchased shares by check in order to confirm clearance of check.

                  The Funds may also from time to time accept telephone redemption requests from broker/dealers and institutions who have been approved previously by the Funds. Neither the Funds nor any of their service contractors will be liable for any loss or expense or cost in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that a Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

                  During times of unusual market conditions it may be difficult to reach the Funds by telephone. If the Funds cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail as set forth above.

                  The right of redemption may not be suspended or payment upon redemption deferred for more than five business days, or such time shorter time period as may be required by applicable SEC rules, except: (1) when trading on the NYSE is restricted as determined by the SEC or such NYSE is closed for other than weekends and holidays; (2) when the SEC has by order permitted such suspension; or (3) when an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless a shareholder withdraws his request for redemption, he or she will receive payment at the net asset value next determined after termination of the suspension.

                  As provided in the Funds' Articles of Incorporation, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Funds have elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors of such Fund believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind will be in readily marketable securities, and will be valued as described under "Computation of Net Asset Value." Subsequent sale of such securities would require payment of brokerage commissions by the investor.

                  The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the net asset value of the Fund's shares at the time of redemption.

-------------------------------------------------------------------------------

EXCHANGE          Shares of each Fund may be exchanged for shares of the other
PRIVILEGE         Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.


                  The sections regarding each Fund, including those on charges and expenses, should be read prior to seeking any such exchange. Shares may be exchanged by: (1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" for a description of the Funds' policy regarding telephone instructions.

                  PLEASE NOTE: Shareholders who have certificated shares in their possession must surrender these shares to the Transfer Agent to be held on account in unissued form prior to taking advantage of the exchange privilege. When returning certificates for this purpose only, signature(s) need not be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The Funds reserve the right to suspend the telephone exchange privilege at any time. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

-------------------------------------------------------------------------------

RETIREMENT        Each Fund has available four types of tax-deferred
PLANS             retirement plans for its shareholders: Defined Contribution
                  Plans, for use by both self-employed individuals and corporations; an Individual Retirement Account, both
                  Traditional and Roth, for use by certain eligible individuals with compensation (including earned income from self-employment), a Simple Individual Retirement Account and
                  Profit Sharing/Money Purchase Pension Plan for use by certain small companies, and a 403(b)(7) Retirement Plan, for use by employees of schools, hospitals, and certain other tax- exempt organizations or associations. More detailed information about how to participate in these plans, the fees charged by the custodian, and the limits on contributions can be found in the Statement of Additional
                  Information. To invest in any of the tax-deferred retirement plans, please call the Funds for information and the required separate application, disclosure statement and custodial agreement.


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TAX TREATMENT:    During their most recent taxable years, SGF, SMDS and SSCY
DIVIDENDS AND     qualified separately as a regulated investment company under
DISTRIBUTIONS     Subchapter M of the Internal Revenue Code and each Fund,
                  including SSVF, intends to do so qualify in future years, as long as such qualification is in the best interest of its shareholders.


Tax Treatment     Under Subchapter M of the Internal Revenue Code (the
                  "Code"), a Fund is not subject to Federal income tax on such part of its ordinary taxable income or net realized long-term capital gains that it distributes to shareholders.
                  Distributions paid by a Fund from net investment income and short- term capital gains (but not distributions paid from mid-term or long-term capital gains) will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares of such Fund. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends from domestic corporations received by a Fund for the year. Shareholders who are citizens or residents of the United States will be subject to Federal taxes with respect to mid-term or long-term realized capital gains as the case may be) which are distributed to them, whether or not reinvested in the Funds and regardless of the period of time such shares have been owned by the shareholders. These distributions do not qualify for the dividends received deduction. Dividends attributable to distributions made by a REIT to a Fund also do not qualify for the dividends received deduction. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least
                  95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.
                  However, when shareholders receive a return of capital, the cost basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of a Fund are exchanged or sold. Therefore, a shareholder's original investment in a Fund will be reduced by the amount of the return of capital and capital gains included in a distribution if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of a
                  Fund). Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain.

                  Shareholders will be advised after the end of each calendar year as to the Federal income tax consequences of dividends and distributions of the Funds made each year.

                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months, will be deemed for Federal tax purposes to have been received by the shareholders and paid by such Fund on December 31 of such year in the event such dividends are paid during January of the following year.

                  Prior to purchasing shares of a Fund, the impact of dividends or capital gains distributions which are expected to be announced or have been announced, but not paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the per share amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital to the shareholder, is subject to taxes, which may be at ordinary income tax rates.

                  A taxable gain or loss may be realized by an investor upon his or her redemption, transfer or exchange of shares of a Fund, depending upon the cost of such shares when purchased and their price at the time of redemption, transfer or exchange. If a shareholder has held Fund shares for six months or less and received a distribution taxable as capital gains attributable to those shares, any loss he realizes on a disposition of those shares will be treated as a long-term capital loss to the extent of the earlier capital gain distribution.

                  The information above is only a short summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. Income and capital gains distributions may also be subject to state and local taxes. Investors should consult their tax advisor with respect to their own tax situation.

Dividends and     The shareholders of each Fund are entitled to dividends and
Distributions     distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved, when declared by the Board of Directors of such Fund. SGF declares and pays dividends from net investment income on a semi-annual basis. SMDS declares and pays dividends from net investment income on a monthly basis. SSCY declares and pays dividends from net investment income quarterly. SSVF declares and pays dividends from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of Subchapter M of the Internal Revenue Code. Any distribution paid necessarily reduces a Fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of such Fund, see
                  "Reinvestment of Income Dividends and Capital Gains
                  Distributions."

-------------------------------------------------------------------------------

                  From time to time, performance information such as total
PERFORMANCE       return for the Funds may be quoted in advertisements or in
CALCULATIONS      communications to shareholders. Each Fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Fund during the period are reinvested in such Fund's shares.


                  The total return of each Fund may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc., National Association of Real Estate Investment Trusts and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Group.

                  Performance quotations of each Fund represent such Fund's past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by broker-dealers, banks or other financial institutions directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund's calculations of total return. Further information about the performance of each Fund is included in the Fund's most recent Annual Report which may be obtained without charge by contacting the Fund at (800) 634-5726.

-------------------------------------------------------------------------------

                  The Funds are each organized as separate Maryland
DESCRIPTION OF    corporations. SGF was organized on June 21, 1985, as
COMMON STOCK      successor to a Delaware corporation organized on June 5,
                  1972; SMDS was organized on March 4, 1985, as successor to a Delaware corporation organized on November 10, 1971; and THE
                  STRATTON FUNDS, INC. was organized on January 5, 1993. SGF'S authorized capital is 10,000,000 shares of common stock, par value $0.10 per share. SMDS' authorized capital is 10,000,000 shares of common stock, par value $1.00 per share. THE STRATTON

                  FUNDS, INC. is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, and to classify and reclassify any authorized and unissued shares into one or more series or classes. At present, the Board of Directors of THE STRATTON FUNDS, INC. has authorized the issuance of 200,000,000 shares of Class A common stock representing interests in SSCY and 200,000,000 shares of Class B common stock representing interests in SSVF.

                  There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights. Shares of each Fund are freely transferable. Each share of a particular Fund has equal voting, dividend and distribution, and liquidation rights with other shares of such Fund. When issued for payment as described in this Prospectus, a Fund's shares will be fully paid and nonassessable. Fractional shares of a Fund have proportionately the same rights as provided for full shares of the particular Fund.

                  Saxon & Company may be deemed to be a "controlling person" (as defined in the 1940 Act) of SSVF, because as of March 31, 1998, it owned of record 29.67% of the Fund.

                  Each Fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Each Fund is a separate legal entity and holders vote separately as shareholders of each Fund. Under certain circumstances, shareholders of a Fund have the right to call a shareholders meeting of that Fund to consider the removal of one or more directors.

                  Investors should be aware that by combining the Prospectus of each Fund into this one document, there is the possibility that one Fund may become liable for any misstatements in the Prospectus about another Fund. To the extent that a Fund incurs such liability, a shareholders investment in such Fund could be adversely affected.

-------------------------------------------------------------------------------

SERVICE           Pursuant to arrangements between the Funds, The Bank of New
PROVIDERS AND     York and Investor Services Group, The Bank of New York
UNDERWRITER       serves as custodian of all securities and cash owned by each
                  Fund. The Bank of New York performs no managerial or policy-making functions for the Funds. Pursuant to agreements between The Bank of New York and Investor Services Group,
                  Investor Services Group performs certain administrative and record keeping services. The Bank of New York reallows a portion of its custody fee to Investor Services Group for providing such services.

                  Investor Services Group also serves as the Transfer Agent, Administrator and Fund Accounting/Pricing Agent. Investor Services Group is a wholly owned subsidiary of First Data Corporation.

                  Administration services include all administrative services except those relating to the investment portfolios of the Funds, the distribution of the Funds and the maintenance of the Funds' financial records. For these administrative services, SGF, SMDS and SSCY pays a flat fee of $30,000 and SSVF pays a flat fee of $10,000.

                  FPSB acts as underwriter to each Fund pursuant to separate underwriting agreements. FPSB was paid $3,000 from each Fund for underwriting services in connection with the registration of the Fund's shares under state securities laws.

                  FPSB is a wholly-owned subsidiary of FinDaTex, Inc. FPSB is an affiliate of the Investment Advisor inasmuch as FPSB and the Investment Advisor are under common control. Certain directors and officers of Stratton Management Company, the Investment Advisor to the Funds, and certain directors and officers of each Fund are controlling shareholders of FinDaTex, Inc.

PART B                                                      STATEMENT OF ADDITIONAL
ITEM NO.                                                    INFORMATION CAPTION
--------                                                    -----------------------
10.       Cover Page                                        Cover Page

11.       Table of Contents                                 Table of Contents

12.       General Information and History                   Inapplicable

13.       Investment Objective and Policies                 Additional information on Investment
                                                            Objectives and Policies; Investment
                                                            Restrictions

14.       Management of the Registrant                      Directors and Officers of the Funds

15.       Control Persons and Principal                     Control Persons and Principal
          Holders of Securities                             Holders of Securities

16.       Investment Advisory and Other                     The Investment Advisor and Other
          Services                                          Service Providers

17.       Brokerage Allocation                              Portfolio Transactions and Brokerage
                                                            Commissions

18.       Capital Stock and Other Securities                Covered in Part A

19.       Purchase, Redemption and Pricing                  Additional Purchase and Redemption
          of Securities Being Offered                       Information

20.       Tax Status                                        Additional Information Concerning Taxes

21.       Underwriters                                      The Investment Advisor and Other
                                                            Service Providers

22.       Calculation of Performance Data                   Additional Information on Performance
                                                            Calculations

23.       Financial Statements                              Financial Statements

STRATTON
MUTUAL FUNDS

STRATTON GROWTH FUND, INC.
STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
STRATTON SMALL-CAP YIELD FUND
STRATTON SPECIAL VALUE FUND



                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 15, 1998



This Statement of Additional Information provides supplementary information pertaining to shares of common stock in four separate mutual funds: STRATTON GROWTH FUND, INC. ("SGF"); STRATTON MONTHLY DIVIDEND REIT SHARES, INC. ("SMDS"); STRATTON SMALL-CAP YIELD FUND ("SSCY") and STRATTON SPECIAL VALUE FUND ("SSVF") of The Stratton Funds, Inc. (each a "Fund" and collectively the "Funds").

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated April 15, 1998, and is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus for the Funds may be obtained by contacting the Funds' Distributor, FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by telephoning (800) 634-5726.



Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
(610) 941-0255

                               TABLE OF CONTENTS


                                                                            Page

Statement of Additional Information.........................................

Additional Information on Investment Objectives and Polices for SSVF........

Investment Restrictions.....................................................

     SGF....................................................................

     SMDS...................................................................

     SSCY...................................................................

     SSVF...................................................................

Directors and Officers of the Funds.........................................

Compensation Table..........................................................

Control Persons and Principal Holders of Securities.........................

The Investment Advisor and Other Service Providers..........................

     The Investment Advisor.................................................

     Service Providers and Underwriter......................................

Portfolio Transactions and Brokerage Commissions............................

Retirement Plans............................................................

     Defined Contribution Plans.............................................

     Individual Retirement Account..........................................

     Roth IRA...............................................................

     403(b)(7) Retirement Plan..............................................

     Simple Individual Retirement Account...................................

     General Information....................................................

Additional Purchase and Redemption Information..............................

Additional Information Concerning Taxes.....................................

     Taxation of Certain Financial Instruments..............................

Additional Information on Performance Calculations..........................

     Total Return Calculations..............................................

Financial Statements........................................................

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read in conjunction with the Prospectus of the Funds having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus of the Funds.

      ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE AND POLICIES FOR SSVF

FUTURES CONTRACTS

SSVF may enter into contracts for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities underlying the contract. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver, and the purchaser to receive an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

With respect to options on futures contracts, when the Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

If a put or call option which the Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending upon the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities, and for Federal tax purposes will be considered a "short sale". For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and having the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

OPTIONS

SSVF may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices, or financial instruments listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than a direct investment in the underlying securities.

The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. Government securities and other high-grade debt obligations in a segregated account with its custodian. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

PURCHASING CALL OPTIONS

SSVF may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of that Fund's total net assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss that would be characterized as short-term unless the option was held for more than one year.

COVERED CALL WRITING

SSVF may write covered call options from time to time on such portions of their portfolios, without limit, as the Advisor determines is appropriate in seeking to obtain the Fund's investment objective. The advantage to the Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS

SSVF may invest up to 20% of their total net assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed-upon price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS

SSVF may also write put options on a secured basis, which means that the Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, that Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

                            INVESTMENT RESTRICTIONS

A list of the Funds' investment objectives and policies, can be found under "INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISK CONSIDERATIONS" in the Funds' Prospectus.

The following investment restrictions are deemed fundamental policies and may be changed with respect to a Fund only by the approval of the holders of a "majority" of such Fund's outstanding shares. The term "majority" of a Fund's outstanding shares means the holders of the lesser of: (1) 67% of such Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of such Fund's outstanding shares.

SGF WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5. Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

6.   Pledge, mortgage or hypothecate its assets.

7.   Invest for purposes of exercising management or control.

8. Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

9. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10. Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11. Purchase or sell real estate or interests in real estate. This will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12. Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13. Invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the Fund. This restriction may be changed or eliminated at any time by the Board of Directors of the Fund without action by the Fund's shareholders.

14. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or director of the Fund or its Investment Advisor owns beneficially more than 1/2 of 1%, and such officers and directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

SMDS WILL NOT:

1. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

2. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have not had at least three years of continuous operation.

3. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except in so far as investment restriction 1 may be deemed to be an issuance of a senior security.

4. Act as an underwriter or purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933.

5.   Purchase or sell real estate, commodities, or commodity contracts.

6. Invest less than 75% of the value of its total assets in securities limited in respect to any one issuer to an amount not exceeding 5% of the value of its total assets, Government securities (as defined in the 1940 Act) cash and cash items. (There is no similar restriction as to the investment of the balance of the Fund's total assets).

7. Purchase or own 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase or own 10% or more of the outstanding voting securities of any other issuer.

8. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officers or Directors of the Fund or of its Investment Advisor individually own beneficially more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

9. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan.

10. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

11. Participate on a joint or a joint-and-several basis in any securities trading account.

12.  Invest in puts, calls or combinations thereof or make short sales.

13.  Purchase the securities of other investment companies.

14.  Purchase securities which do not have readily available market quotations.

15. The Fund will invest at least 25% of its assets in securities of real estate investment trusts ("REITs").

REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 13 above. The restriction in limitation 5 on the purchase or sale of real estate does not include investments by the Fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The following investment restrictions can be changed only by the Board of Directors of SMDS:

1. The Fund will not invest for the purpose of exercising control or management.

2. The Fund will not invest in warrants, except when acquired as a unit with other securities.

SSCY WILL NOT:

1. Issue any senior securities (as defined in the Investment Company Act of 1940); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets.

2. Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "Underwriter" as that term is defined in the Securities Act of 1933.

3.   Purchase or sell real estate, commodities, or commodity contracts.

4. As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the Fund would be invested in securities of such issuer.

5. Purchase or own 10% or more of the outstanding voting securities of any one issuer.

6. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officers or Directors of the Fund or of its Investment Advisor individually own beneficially more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

7. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the Fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

8. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

9. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

10. Invest in puts, calls, straddles or combinations thereof or make short sales.

11. Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

12. Invest for the purpose of exercising control over, or management of, the issuer.

SSVF WILL NOT:

1. Issue any senior securities (as defined in the Investment Company Act of 1940); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets, except that this restriction shall not apply to transactions in options, futures contracts and options on futures contracts.

2. Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "Underwriter" as that term is defined in the Securities Act of 1933.

3.   Purchase or sell real estate.

4. As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the Fund would be invested in securities of such issuer.

5. Purchase or own 10% or more of the outstanding voting securities of any one issuer.

6. Purchase or sell commodities or commodity contracts, except that it may engage in options transactions and may enter into futures contracts and options thereon in accordance with its Prospectus.

7. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the Fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

8. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities. The Fund may establish margin accounts in connection with its use of options, futures contracts and options on futures contracts.

9. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

10. Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

11. Invest for the purpose of exercising control over, or management of, the issuer.

Real estate investment trusts ("REITs") are not considered investment companies, and therefore are not subject to the restriction in limitation 11 above. The restriction in limitation 3 on the purchase or sale of real estate does not include investments by the Fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                                     * * *
The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of a Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if a Fund receives securities by reason of a merger or other form of reorganization.

                      DIRECTORS AND OFFICERS OF THE FUNDS

The Directors and executive officers of the Funds, their position with the Funds, their addresses, affiliations, if any, with the Investment Advisor, and principal occupations during the past five years are set forth below. Each of the Directors named below is a Director for each of the Funds and each of the officers named below holds the same position, unless otherwise noted, with each of the Funds.

NAME AND ADDRESS              AGE    POSITION                      PRINCIPAL OCCUPATION DURING LAST 5 YEARS
                                       WITH
                                   REGISTRANTS
James W. Stratton/1,3/         61  Director/      Mr. Stratton is the Chairman of the Board and Chief Executive Officer
610 W. Germantown Pike             Chairman       of the Investment Advisor, Stratton Management Company.  He is a
Suite 300                                         Director of Unisource Worldwide, Inc. (paper distribution),  Amerigas
Plymouth Meeting, PA 19462                        Propane Ltd. (energy), FinDaTex, Inc. (financial services), Teleflex, Inc.
                                                  (aerospace controls and medical products) and UGI Corp., Inc. (utility-
                                                  natural gas).

Lynne M. Cannon/2/             42  Director       Ms. Cannon is a Senior Vice President of  Relationship Management of
3200 Horizon Drive                                First Data Investor Services Group, Inc. and a Director of FPS Broker
King of Prussia, PA 19406                         Services, Inc. She was formerly employed as Vice President of Mutual
                                                  Funds of Independence Capital Management, Inc. (investment advisor).
                                                  Prior to Independence Capital, she was Vice President of AMA
                                                  Investment Advisors, Inc. (investment advisor & broker/dealer).

John J. Lombard, Jr.           63  Director       Mr. Lombard is a partner in the law firm of Morgan, Lewis & Bockius
2000 One Logan Sq.                                LLP.
Philadelphia, PA 19103

Douglas J. MacMaster, Jr.      67  Director       Mr. MacMaster is a private investor.  He was formerly Senior Vice
5 Morris Road                                     President of Merck, Inc. He is a Director of American Precision Industries, Inc.,
Ambler, PA 19002                                  Marteck Biosciences Corp., Neose Pharmaceuticals Inc., Oravax, Inc., U.S.
                                                  Bioscience, Inc., and Flamel Technologies, S.A.

Henry A. Rentschler            69  Director       Mr. Rentschler is a private investor.  He was formerly the President of
P.O. Box 962                                      Baldwin-Hamilton Company, a division of Joy Environmental
Paoli, PA 19301                                   Equipment Co. (manufacturer of renewal parts for Baldwin locomotives and diesel engines) and was also formerly a Director of the Society for
                                                  Industrial Archeology (which promotes the study and preservation of the physical survivals of our technological and industrial past).

Merritt N. Rhoad, Jr./3/       68  Director       Mr. Rhoad is a private investor.
640 Bridle Road
Custis Woods
Glenside, PA 19038

Alexander F. Smith             69  Director       Mr. Smith is a private investor.  He was formerly the Chairman and
Cricket Springs                                   Director of Gilbert Associates, Inc. (engineering/consulting services).
Geigertown , PA 19523

Richard W. Stevens             64  Director       Mr. Stevens is an attorney in private practice.
One Jenkintown Station
115 W. Avenue, Suite 108
Jenkintown,  PA 19046


John A. Affleck/3/             51  Officer        Mr. Affleck is President and Director of the Investment Advisor, Stratton
610 W. Germantown Pike                            Management Company.  He is President of Stratton Monthly Dividend
Suite 300                                         REIT Shares, Inc., Vice President of Stratton Growth Fund, Inc. and
Plymouth Meeting, PA 19462                        The Stratton Funds, Inc.

Gerard E. Heffernan/3/         60  Officer        Mr. Heffernan is a Senior Vice President and Director of the Investment
610 W. Germantown Pike                            Advisor, Stratton Management Company.  He is President of Stratton
Suite 300                                         Growth Fund, Inc., Vice President of Stratton Monthly Dividend REIT
Plymouth Meeting, PA 19462                        Shares, Inc. and The Stratton Funds, Inc.  He is Secretary of FinDaTex,
                                                  Inc.

James Van Dyke Quereau         49  Officer        Mr. Quereau is a Vice President, a Director and the Director of
610 W. Germantown Pike                            Qualitative Research of the Investment Advisor, Stratton Management
Suite 300                                         Company.  He is Vice President of the Funds and Portfolio Manager of
Plymouth Meeting, PA 19462                        Stratton Special Value Fund.

Frank H. Reichel, III          33  Officer        Mr. Reichel is a Vice President, a Director and the Director of
610 W. Germantown Pike                            Quantitative Research of the Investment Advisor, Stratton Management
Suite 300                                         Company.  He is President of The Stratton Funds, Inc., Vice President
Plymouth Meeting, PA 19462                        of Stratton Growth Fund, Inc. and Stratton Monthly Dividend REIT
                                                  Shares, Inc. and Portfolio Manager of Stratton Small-Cap Yield Fund.

James A. Beers                 35  Officer        Mr. Beers is a Vice President of the Investment Advisor, Stratton
610 W. Germantown Pike                            Management Company; prior thereto, Account Manager of Client
Suite 300                                         Services at FPS Services, Inc.  He is Vice President of the Funds.  Mr.
Plymouth Meeting PA 19462                         Beers is related to Mr. Stratton by marriage.

Joanne E. Kuzma                43  Officer        Mrs. Kuzma is the Director of Trading and a Managing Partner of the
610 W. Germantown Pike                            Investment Advisor, Stratton Management Company.  She is Vice
Suite 300                                         President of Compliance for the Funds.
Plymouth Meeting, PA 19462

Patricia L. Sloan              44  Officer        Ms. Sloan is an employee of the Investment Advisor, Stratton
610 W. Germantown Pike                            Management Company.  She is Secretary and Treasurer of the Funds.
Suite 300
Plymouth Meeting, PA 19462

Carol L. Royce                 40  Officer        Mrs. Royce is an employee of the Investment Advisor, Stratton
610 W. Germantown Pike                            Management Company.  She is Assistant Secretary and Assistant
Suite 300                                         Treasurer of the Funds.
Plymouth Meeting PA 19462


/1/ As defined in the 1940 Act, Mr. Stratton is an "interested person" of the Funds by reason of his positions with the Investment Advisor and his indirect ownership, through FinDaTex, Inc., of FPS Broker Services, Inc. ("FPSB"). FinDaTex, Inc. is the 100% owner of FPSB, the Funds' underwriter.

/2/ Ms. Cannon is an "interested person" of the Funds by reason of her affiliation with FPSB.

/3/ Messrs. Stratton, Rhoad, Jr., Heffernan and Affleck are shareholders of FinDaTex, Inc.

                               COMPENSATION TABLE

The officers and Directors of the Funds who are also officers or employees of the Investment Advisor or FPS receive no direct compensation from the Fund for services to them. The Directors of the Funds serve in the same capacity for each Fund and meet concurrently four times a year. In the aggregate, each director currently receives $1,000 for each meeting attended, and an annual retainer of $5,000. These fees are divided on a percentage basis between each Fund based on their relative net assets as of the meeting date. There are no separate audit, compensation or nominating committees of the Board of Directors.

Set forth are the total fees which were paid to each of the directors who are not "interested persons" for fiscal year ending December 31, 1997:

                                                           TOTAL COMPENSATION
                             AGGREGATE COMPENSATION        FROM FUND AND FUND
NAME OF DIRECTOR                   FROM FUND         COMPLEX /(1)/ PAID TO DIRECTORS
----------------             ----------------------  -------------------------------

James W. Stratton
SGF                                   $       0                 $       0
SMDS                                  $       0
SSCY                                  $       0

Lynne M. Cannon
SGF                                   $       0                 $       0
SMDS                                  $       0
SSCY                                  $       0

John J. Lombard, Jr.
SGF                                   $1,831.02                 $6,250.00
SMDS                                  $3,365.78
SSCY                                  $1,053.20

Douglas J. MacMaster, Jr.
SGF                                   $  522.38                 $1,750.00
SMDS                                  $  887.74
SSCY                                  $  339.88

Henry A. Rentschler
SGF                                   $1,821.69                 $6,250.00
SMDS                                  $3,385.40
SSCY                                  $1,042.91

Merritt N. Rhoad, Jr.
SGF                                   $2,042.94                 $7,000.00
SMDS                                  $3,801.37
SSCY                                  $1,155.69

Alexander F. Smith
SGF                                   $2,042.94                 $7,000.00
SMDS                                  $3,801.37
SSCY                                  $1,155.69

Richard W. Stevens
SGF                                   $2,042.94                 $7,000.00
SMDS                                  $3,801.37
SSCY                                  $1,155.69

/(1)/ The "Fund Complex" consists of SGF, SMDS and THE STRATTON FUNDS, INC.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 1998, beneficial ownership in the Funds by the directors and officers as a group was as follows:


FUND           NUMBER OF SHARES  PERCENTAGE
----           ----------------  -----------

1.  SGF              210,182       11.73%

2.  SMDS             103,100        3.17%

3.  SSCY             212,528        9.07%

4.  SSVF              83,456       24.65%


As of March 31, 1998, the following shareholders owned of record or to the best of knowledge beneficially more than 5% of the outstanding shares of the respective Fund.



                                                                    SHARES   PERCENT
                                      NAME AND ADDRESS               OWNED    OWNED
                                      ----------------              ------   --------

1. SGF                     Sandmeyer Steel  Company              114,564     6.39%
                           Capital Accumulation Plan
                           1 Sandmeyer Lane
                           Philadelphia, PA

                           Charles Schwab & Co., Inc.            111,400     6.21%
                           Reinvest Account
                           Mutual Funds Department
                           101 Montgomery Street
                           San Francisco, CA

2.  SMDS                   Charles Schwab & Co., Inc.            175,614     5.40%
                           Reinvest Account
                           Mutual Funds Department
                           101 Montgomery Street
                           San Francisco, CA

3.  SSCY                   Boston & Company                      479,436    20.46%
                           CUST TJU Employee Pension Plan
                           Mutual Fund Operations
                           P.O. Box 3198
                           Pittsburgh, PA

                           Charles Schwab & Co., Inc.            315,239    13.45%
                           SPL CSTY a/c FBO Customers Reinvest Account
                           Mutual Funds Department
                           101 Montgomery Street
                           San Francisco, CA

                           Boston & Company                      240,000    10.24%
                           CUST Thomas Jefferson University
                           Mutual Fund Operations
                           P.O. Box 3198
                           Pittsburgh, PA

                           National Financial Services Corp.     123,103     5.25%
                           One World Financial Center
                           200 Liberty Street
                           New York, NY

4. SSVF                    Saxon & Company                       100,469    29.67%
                           FBO T/A Teleflex Stratton
                           P.O. Box 7780-1888
                           Philadelphia, PA

                           James W. Stratton and                 53,333     15.75%
                           John A. Affleck and Gerard E. Heffernan

                           TRST Stratton Management Co. 401k
                           Profit Sharing Plan
                           610 W. Germantown Pike, Ste 300
                           Plymouth Meeting, PA 19462-1050

                           Union National Bank & Trust Co.       24,024      7.09%
                           TRST Univest & Co.
                           14 N. Main Street/Trust Department
                           P.O. Box 197
                           Souderton, PA 18964-0197

               THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

THE INVESTMENT ADVISOR

The Investment Advisory Agreements (the "Agreements") require the Investment Advisor to maintain a continuous review of each Fund's portfolio of investments, and to manage the investment and reinvestment of each Fund's assets. The Agreements provide that the Investment Advisor is not required to give the Funds preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Investment Advisor furnishes to the Funds office space and facilities necessary in connection with the operation of the Funds. The Funds pay, or arrange for others to pay, all other expenses in connection with their operations.

The Funds pay the following expenses: (1) the fees and expenses of the Funds' disinterested directors; (2) interest expenses; (3) taxes; (4) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (5) the expenses of registering shares for sale with the Securities and Exchange Commission and with various state securities commissions; (6) accounting and legal costs; (7) insurance premiums; (8) fees and expenses of the Funds' custodian, administrator, accounting services agent and transfer agent and any related services; (9) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (10) expenses of maintaining the Funds' legal existence and of shareholders' meetings; (11) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (12) fees and expenses of membership in industry organizations.

1. SGF - The investment advisory fee payable under the Agreement is payable monthly, at an annual rate of 3/4 of 1% of the Fund's daily net assets. During the fiscal years ended May 31, 1995 and 1996, the fees paid to the Investment Advisor were $189,594 and $266,741, respectively. For the period June 1, 1996 through December 31, 1996, the fees paid to the Investment Advisor were $177,939. For the fiscal year ended December 31, 1997, the fee paid to the Investment Advisor was $366,356.

2. SMDS - The investment advisory fee payable under the Agreement is payable monthly, at an annual rate of 5/8 of 1% of the Fund's daily net assets. During the fiscal years ended January 31, 1995 and 1996, the fees paid to the Investment Advisor were $829,796 and $794,629, respectively. For the period February 1, 1996 through December 31, 1996, the fees paid to the Investment Advisor were $606,818. For the fiscal year ended December 31, 1997, the fee paid to the Investment Advisor was $600,138.

3. SSCY - The Investment Advisor receives from the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets subject to a performance adjustment and is responsible for paying its expenses. During the fiscal years ended March 31, 1995 and 1996, the fees paid to the Investment Advisor were $76,075 and $126,638, respectively.

     For the period April 1, 1996 through December 31, 1996, the fees paid to the Investment Advisor were $91,179. For the fiscal year ended December 31, 1997, the fee paid to the Investment Advisor was $312,050.

4. SSVF - The Investment Advisor receives from the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets subject to a performance adjustment. The performance adjustment will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000, as discussed above.

     The performance adjustment for SSCY and SSVF is calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, a Fund's gross performance is compared with the performance of the Frank Russell 2000, a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on market capitalization-weighted basis. When a Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or under performed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of a Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in small-cap equity securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

SERVICE PROVIDERS AND UNDERWRITER

First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, has been engaged by the Funds to provide most of the back office services on the Funds' behalf. Pursuant to certain agreements, Investor Services Group provides the services commonly and separately referred to as: Fund Administration, Fund Accounting, Transfer Agency and Custody Administration.

Certain directors and officers of Stratton Management Company, the Investment Advisor to the Funds, and certain Directors and officers of each Fund are controlling shareholders of FinDaTex, Inc., parent of FPSB, the Funds underwriter.

As the Funds' accounting services agent, Investor Services Group is responsible for certain accounting services such as computation of the net asset value of the Funds' shares and maintenance of the Funds' books and financial records.

FPS Services, Inc. ("FPS") is the predecessor to Investor Services Group.

1. SGF - For the fiscal year ended May 31, 1996, the Fund paid FPS $20,000 in fees pursuant to the Accounting Services Agreement. For the period June 1, 1996 through December 31, 1996, the Fund paid FPS $11,667 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1997, the Fund paid FPS $20,000 in fees pursuant to the Accounting Services Agreement.

2. SMDS - For the fiscal year ended January 31, 1996, the Fund paid FPS $26,000 in fees pursuant to the Accounting Services Agreement. For the period February 1, 1996 through December 31, 1996, the Fund paid FPS $23,833 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1997, the Fund paid FPS $26,000 in fees pursuant to the Accounting Services Agreement.

3. SSCY - For the fiscal year ended March 31, 1996, the Fund paid FPS $20,000 in fees pursuant to the Accounting Services Agreement. For the period April 1, 1996 through December 31, 1996, the Fund paid FPS $15,000 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1997, the Fund paid FPS $21,666 in fees pursuant to the Accounting Services Agreement.
4. SSVF - Pursuant to the Accounting Services Agreement, Investor Services Group receives an asset based fee computed at the annual rate of $25,000 on the first $20 million of average net assets, .03% of the next $30 million of average net assets, .02% of the next $50 million of average net assets and .01% of average net assets over $100 million.

As the Funds' administrative services agent, Investor Services Group is responsible for certain administrative services such as: (1) coordination and monitoring the activities of any other third party service provider providing services to the Funds (e.g. the Funds' independent auditors, printers, etc.);
(2) providing the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform the responsibilities under the Agreement; (3) maintenance of such books and records of the Funds as may be required by applicable Federal or state law; (4) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (5) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission and any other Federal or state regulatory authorities as may be required by applicable law; (6) reviews and submits to the officers of the Funds for their approval, invoices or other requests for payment of the Funds' expenses and instructs the Custodian to issue checks in payment thereof, and (7) takes such other action with respect to the Funds as may be deemed by Investor Services Group to appropriately perform its duties under the Agreement.

1. SGF - For the fiscal year ended May 31, 1996, the Fund paid FPS $30,000 in fees for administrative services. For the period from June 1, 1996 through December 31, 1996, the Fund paid FPS $17,500. For the fiscal year ended December 31, 1997, the Fund paid FPS $30,000 in fees for administrative services. The Investment Advisor has waived $15,000 annually of the compensation due it under the Investment Advisory Agreement, to offset a portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Investment Advisor upon 60 days prior written notice to the Fund.

2. SMDS - For the fiscal year ended January 31, 1996, the Fund paid FPS $30,000 in fees for administrative services. For the period from February 1, 1996 through December 31, 1996, the Fund paid FPS $27,500. For the fiscal year ended December 31, 1997, the Fund paid FPS $30,000 in fees for administrative services. The Investment Advisor has waived $15,000 annually of the compensation due it under the Investment Advisory Agreement, to offset a portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Investment Advisor upon 60 days prior written notice to the Fund.

3. SSCY - For the fiscal year ended March 31, 1996, the Fund paid FPS $10,000 in fees for administrative services. For the period from April 1, 1996 through December 31, 1996, the Fund paid FPS $7,500. For the fiscal year ended December 31, 1997, the Fund paid FPS $10,833 in fees for administrative services.

4. SSVF - Investor Services Group is entitled to receive a fee payable monthly at the annual rate of $10,000 per year.

Investor Services Group also serves as the Funds' transfer agent and dividend-paying agent. Investor Services Group annually receives $13.00 per account for providing transfer agent and dividend disbursing agent services.

The Funds' independent auditor is Tait, Weller & Baker. Their offices are located at 8 Penn Center Plaza, Suite 800, Philadelphia PA 19103. The auditor's responsibilities are (1) to ensure that all relevant accounting principles are being followed by the Funds; and (2) to report to the Boards of Directors concerning the Funds' operations.

The Bank of New York, 48 Wall Street, New York, New York 10286 serves as the custodian of each Fund's assets pursuant to custodian agreements. Under such agreements, The Bank of New York (1) maintains a separate account or accounts in the name of the Funds; (2) holds and transfers portfolio securities on account of the Funds; (3) accepts receipts and makes disbursements on money on behalf of the Funds; (4) collects and receives all income and other payments and distributions on account of the Funds' securities; and (5) makes periodic reports to the Boards of Directors concerning the Funds' operations.

The Funds have entered into Underwriting Agreements with FPSB. FPSB acts as an underwriter of the Funds' shares for the purpose of facilitating the registration of shares. In this regard, FPSB has agreed at its own expense to qualify as a broker/dealer under all applicable Federal or state laws in those states which the Funds shall from time to time identify to FPSB as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

FPSB is a broker/dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc. FPSB is an affiliate of the Investment Advisor inasmuch as both the Underwriter and the Investment Advisor are under common control.

For the services to be provided under the Underwriting Agreement in facilitating the registration of Funds shares under state securities laws, FPSB has received an annual fee of $3,000 from each Fund for providing these services in each of the last three fiscal years. This fee is included in the net expenses of the Funds. The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares of the Funds under state securities laws. The Funds pay no compensation to FPSB for its assistance in sales of Funds shares. The Investment Advisor pays certain out-of-pocket expenses, plus the cost for each employee to be licensed as a Registered Representative by FPSB.

The Underwriting Agreement may be terminated by either party upon 60 days prior written notice to the other party, and if so terminated, the pro-rata portion of the unearned fee will be returned to the Funds.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds seek to obtain the best price and execution in all purchases and sales of securities, except when the authorization to pay higher commissions for research and services, as provided for in the Investment Advisory Agreements, is exercised. Purchases and sales of over-the-counter securities are ordinarily placed with primary market makers acting as principals. Consistent with its obligation to seek the best price and execution, the Funds may place some purchases and sales of portfolio securities with dealers or brokers who provide statistical and research information to the Investment Advisor. Statistical and research services furnished by brokers through whom the Funds effects securities transactions in accordance with these procedures are ordinarily of general application and may be used by the Advisor in servicing other accounts as well as that of the Funds. In addition, not all such services may be used in connection with the Investment Advisor's activities on behalf of the Funds. Portfolio transactions are assigned to brokers, and commission rates negotiated, based on an assessment of the reliability and quality of a broker's services, which may include research and statistical information such as reports on specific companies or groups of companies, pricing information, or broad overviews of the stock market and the economy.

Although investment decisions for the Funds will be made independently from investment decisions made with respect to other clients advised by the Investment Advisor, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases this system could have a detrimental effect on the price or quantity of a security available to the Funds. In other cases, however, the ability of the Funds to participate with other clients of the Investment Advisor in volume transactions may produce better executions for the Funds.

The Investment Advisory Agreements contain provisions which authorize the Investment Advisor to recommend and cause the Funds to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Funds, viewed in terms of the particular transaction or the overall responsibilities of the Investment Advisor with respect to the Funds. In addition, the Investment Advisory Agreements recognize that the Investment Advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations. For SGF, during the fiscal years ended May 31, 1995 and 1996, the period June 1, 1996 through December 31, 1996 and the fiscal year ended December 31, 1997, no brokerage commissions were paid by the Fund pursuant to this provision. For SMDS, during the fiscal year ended January 31, 1995 and 1996 and the period February 1, 1996 through December 31, 1996 and the fiscal year ended December 31, 1997 , no brokerage commissions were paid by the Fund pursuant to this provision. For SSCY, during the fiscal years ended March 31, 1995, 1996 and the period April 1, 1996 through December 31, 1996 and the fiscal year ended December 31, 1997, no brokerage commissions were paid by the Fund pursuant to this provision.

1. SGF - During the fiscal year ended May 31, 1996; the period June 1, 1996 through December 31, 1996; and the fiscal year ended December 31, 1997, the Fund paid $13,398, $24,150 and $46,704 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Investment Advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the Fund and to a lesser extent the annual turnover rate. For the fiscal year ended May 31, 1996; the period ended December 31, 1996 and the fiscal year ended December 31, 1997, the Fund's portfolio turnover rates were 15.41%, 20.32% and 34.40%, respectively.

2. SMDS - During the fiscal year ended January 31, 1996; the period February 1, 1996 through December 31, 1996; and the fiscal year ended December 31, 1997, the Fund paid $280,842, $337,175 and $184,272 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Investment Advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the Fund and to a lesser extent the annual turnover rate. For the fiscal year ended January 31, 1996; the period ended December 31, 1996 and the fiscal year ended December 31, 1997, the Fund's portfolio turnover rates were 53.30 %, 69.19% and 42.47%, respectively.

3. SSCY - During the fiscal year ended March 31, 1996; the period April 1, 1996 through December 31, 1996; and the fiscal year ended December 31, 1997, the Fund paid $22,378, $29,899 and $41,488 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Investment Advisor. For the fiscal year ended March 31, 1996; the period ended December 31, 1996 and the fiscal year ended December 31, 1997 the Fund's portfolio turnover rates were 33.50%, 35.86% and 26.27%, respectively.

4. SSVF - The Fund commenced investment operations on December 31, 1997, therefore no brokerage commissions were paid.

Each Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by such Fund as of the close of its most recent fiscal years.

                                RETIREMENT PLANS

DEFINED CONTRIBUTION PLANS

The Funds offer a profit sharing and a money purchase plan (the "Defined Contribution Plans") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code.

The Internal Revenue Code provides certain tax benefits for participants in a Defined Contribution Plan. For example, amounts contributed to a Defined Contribution Plan and earnings on such amounts are not taxed until distributed. However, distributions to a participant from a Defined Contribution Plan before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

INDIVIDUAL RETIREMENT ACCOUNT

The Funds offer an individual retirement account (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for a nonworking spouse who is under age 70 1/2. The general deductible limit for contributions to an IRA is the lesser of 100% of compensation or $2,000. An individual may roll over to the IRA funds (in any amount) that he or she has received in a qualifying distribution from an employer's retirement plan or IRA.

The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

ROTH-IRA

The total amount contributed to a Roth IRA for any taxable year cannot exceed the lesser of $2,000 or 100 percent of the individual's compensation. If an individual also maintains a traditional IRA the maximum contribution to the Roth IRA is reduced by any contributions made to the traditional IRA. The total annual contribution to all traditional IRAs and Roth IRAs cannot exceed the lesser of $2,000 or 100 percent of the individual's compensation.

Unless the individual's adjusted gross income is more than $100,000, or is married and filing a separate tax return, the individual is eligible to roll over, transfer or convert all or any portion of the existing traditional IRA(s) into the Roth IRA(s). A separate Roth Conversion IRA should generally be established to hold conversion amounts. If the Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a traditional IRA during the same tax year. The amount of the conversion from the traditional IRA to the Roth IRA will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10 percent early distribution penalty will not apply to rollovers or conversions from a traditional IRA to a Roth IRA, regardless of whether the individual qualifies for any exceptions to the 10 percent penalty.

Funds distributed from the Roth IRA may be rolled over to a Roth IRA of the individuals'. A proper Roth IRA to Roth IRA rollover is completed if all or part of the distribution is rolled over not later than 60 days after the distribution is received. The individual may not have completed another Roth IRA to Roth IRA rollover from the distributing Roth IRA during the 12 months preceding the date the distribution was received. Further, the individual may roll the same dollars or assets only once every 12 months. Roth IRA assets may not be rolled over to other types of IRAs (e.g., traditional IRA, Simple IRA).

403(B)(7) RETIREMENT PLAN

The Funds offer a plan (the "403(b)(7) Plan") for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans."

SIMPLE INDIVIDUAL RETIREMENT ACCOUNT

The Funds offer a plan (the "Simple IRA") for use by companies or tax-exempt organizations who wish to use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the Simple IRAs based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $6,000 per year), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the Simple IRA are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans." Also, any distribution to an individual within two years of initial participation in the plan increases the early withdrawal penalty to 25%.

GENERAL INFORMATION

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested in the Funds.

The custodian of the Plans is Semper Trust Company ("Semper"), Plymouth Meeting, Pennsylvania. Semper is controlled by certain Directors and officers of the Funds and certain directors and officers of Stratton Management Company. Investor Services Group serves as the fiduciary agent for Semper and in such capacity is responsible for all record keeping, applicable tax reporting and fee collection in connection with the plan accounts. Semper is entitled to deduct its fees and administrative expenses by liquidating shares annually in September, unless the annual maintenance fee is paid separately to Investor Services Group. The annual maintenance fee is currently $12.00 per plan account. This fee may be amended upon 30 days notice by Stratton Management Company, Semper or Investor Services Group in the future.

The foregoing brief descriptions are not complete or definitive explanations of the Defined Contribution, IRA, Roth IRA, 403(b)(7) or Simple IRA Plans available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since all these Plans involve setting aside assets for future years, it is important that investors consider their needs and whether the investment objective of the Funds as described in this Statement of Additional Information and in the Prospectus is most likely to fulfill them. The Funds recommend that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

                       ADDITIONAL PURCHASE AND REDEMPTION
                                  INFORMATION

The computation of the offering price per share of each Fund based on the value of SGF's, SMDS' and SSCY's net assets on December 31, 1997 and SSVF's net assets on March 31, 1998 and each Fund's outstanding securities on such dates is as follows:

                                  SGF          SMDS         SSCY          SSVF

Net Assets                    $60,177,483  $101,956,224  $39,376,948  $5,712,551.53

Outstanding Shares            1,802,433    3,370,941     1,752,053    338,539

Net Asset Value,
Offering Price and
Redemption Price per Share    $33.39       $30.25        $22.47       $16.87

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

As stated in the Prospectus, each Fund intends to qualifly as a regulated investment copany under Subchaper M of the Internal Revenue Code, as amended ("the Code") for each taxable year. As a regulated investment company, each Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfaction of the Distribution Requirement, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Each Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Upon the sale or exchange of Fund shares, if a shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividend received with respect to the shares.

Ordinary income of individuals is taxable at a maximum nominal marginal rate of 39.6%; although because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for certain taxpayers may be more than 39.6% in certain circumstances. Pursuant to the Tax Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum rate continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

SMDS has a capital loss carry over available to offset future capital gains, if any, of approximately $16,775,000 of which $11,277,000 expires in 2003, $4,331,000 expires in 2004 and $1,167,000 expires in 2005.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

Strategic rules govern the Federal income tax treatment of certain financial investments that may be held by SSVF. These rules may have a particular impact ion the amount of income or gain that the fund must distribute to its shareholders.

FUTURES CONTRACTS AND OPTIONS OF FUTURES CONTRACTS. Generally, futures contracts and options on futures contracts held by the Fund (collectively, the "Instruments") at the close of its taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.

With respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from positions which are part of a mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

OPTIONS. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

               ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the Funds' total return may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS

The Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:
                                      ERV
                               T= [(-----)1/n-1]
                                       P

Where  T        =         average annual total return

       ERV      =         ending redeemable value at the end of the period
                          covered by the computation of a


       P        =         hypothetical initial investment of $1,000.

       n        =         period covered by the computation, expressed in terms
                          of years.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The formula for calculating aggregate total return is as follows:

                               A= (ERV-P)
                                  -------
                                     P
Where:       A      =          aggregate total return.

             ERV    =          ending redeemable value at end of the period
                               covered by the computation of a hypothetical
                               $1,000 investment made at the beginning of the period.


             P                 hypothetical initial investment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

1. SGF - Based on the foregoing calculations, the average annual total returns for the Fund for the one year, five year and ten year periods ended December 31, 1997 were 36.06%, 19.52% and 16.24%, respectively. The aggregate total returns for the five year and ten year periods ended December 31, 1997 were 143.93%, and 350.23%, respectively.

2. SMDS - Based on the foregoing calculations, the average annual total returns for the Fund for the one year, five year and ten year periods ended December 31, 1997 were 18.09%, 8.20% and 10.74%, respectively. The aggregate total returns for the five year and ten year periods ended December 31, 1997 were 48.27% and 177.27%, respectively.

3. SSCY - Based on the foregoing calculations, the average annual total returns for the Fund for the one year period ended December 31, 1997 was 42.37% and from inception was 17.93%. The aggregate total return from inception to the period ended December 31, 1997 was 117.99%.

4. SSVF - Based on the foregoing calculations, the average annual total return for the Fund for the period December 31, 1997 (inception) through March 31, 1998 was 12.47%. The aggregate total return from inception to March 31, 1998 was 12.47%.

                              FINANCIAL STATEMENTS

The audited financial statements and notes thereto for SGF, SMDS and SSCY contained in such Funds' Annual Report dated December 31, 1997 are incorporated by reference into this Statement of Additional information and have been audited by Tait, Weller & Baker, whose reports also appear in the 1997 Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the reports of Tait, Weller & Baker, independent accountants, given on the authority of said firm as experts in auditing and accounting, incorporated by reference from such Funds' 1997 Annual Report to Shareholders.

Unaudited financial statements for the period December 31, 1997, commencement of operations, through March 31, 1998, for SSVF are attached hereto.

SCHEDULE OF INVESTMENTS   March 31, 1998  (unaudited)
--------------------------------------------------------------------------------

Stratton Special Value Fund


COMMON STOCKS - 96.3%                                     Number Of Shares      Market Value
                                                          ----------------      ------------
Automotive - 4.6%
Motorcar Parts & Accessories, Inc.                                    6,000           106,875
R&B, Inc.                                                             6,000            62,250
Safety Components International, Inc.                                 6,000            94,500
                                                                            ------------------
                                                                                      263,625
                                                                            ------------------

Banking/Financial - 1.0%
Hanmi Bank                                                            2,725            55,863
                                                                            ------------------
Business Services - 0.9%

Gallagher (Arthur J.) & Co.                                           1,200            51,975
                                                                            ------------------

Capital Goods - 2.0%
Chicago Rivet & Machine Co.                                           2,500           116,250
                                                                            ------------------

Capital Goods/Technology - 6.8%
Bell Fuse, Inc.                                                       5,000           114,375
Hummingbird Communications Ltd.                                       2,600            89,213
Percon, Inc                                                           8,000            88,750
SIFCO Industries, Inc.                                                1,000            22,875
Specialty Equipment Companies                                         3,500            71,312
                                                                            ------------------
                                                                                      386,525
                                                                            ------------------

Consumer Products - 17.7%
American Woodmark Corp.                                               5,000           130,000
Callaway Golf Co.                                                     2,000            58,000
Cannondale Corp.                                                      4,500            74,531
Koss Corp.                                                            7,000            75,250
LaCrosse Footware, Inc.                                               5,000            58,750
Stanley Furniture Co., Inc.                                           4,300           171,463
Sturm, Ruger & Co., Inc.                                              5,200           107,250
Velcro Industries NV                                                  1,200           136,200
WD-40 Co.                                                             3,000            91,312
Winsloew Furniture, Inc.                                              5,000           110,000
                                                                            ------------------
                                                                                    1,012,756
                                                                            ------------------

Construction - 14.6%
Ameron International Corp.                                            1,400            81,813
Crossmann Communities, Inc.                                           4,800           142,500
Drew Industries, Inc.                                                 7,000            88,375
Engle Homes, Inc.                                                     4,200            70,350

M/I Schottenstein Homes, Inc.                                         4,400            96,250
Medusa Corp.                                                          1,700           103,913
NCI Building Systems, Inc.                                            4,000           194,000
Texas Industries, Inc.                                                1,000            57,812
                                                                            ------------------
                                                                                      835,013
                                                                            ------------------

Distribution - 2.8%
Bell Industries, Inc.                                                 5,500            77,687
Richey Electronics, Inc.                                              8,500            83,938
                                                                            ------------------
                                                                                      161,625
                                                                            ------------------

Energy - 3.1%
Dawson Geophysical Co.                                                6,000            95,250
Ultramar Diamond Shamrock Corp.                                       2,300            81,075
                                                                            ------------------
                                                                                      176,325
                                                                            ------------------

Entertainment - 6.3%
Anchor Gaming                                                         1,200            89,100
Churchill Downs, Inc.                                                 2,700           153,900
Jackpot Enterprises, Inc.                                             9,000           117,000
                                                                            ------------------
                                                                                      360,000
                                                                            ------------------

Industrial - 5.6%
Cascade Corp.                                                         5,700            92,269
Lufkin Industries                                                     3,700           120,250
Raven Industries, Inc.                                                5,000           106,250
                                                                            ------------------
                                                                                      318,769
                                                                            ------------------

Insurance/Services - 9.0%
Donegal Group, Inc.                                                   7,000           163,625
LandAmerica Financial Group                                           3,900           176,475
Mobile America Corp.                                                  7,500            89,062
Motor Club of America                                                 5,000            85,625
                                                                            ------------------
                                                                                      514,787
                                                                            ------------------

Metals - 6.8%
Lindberg Corp.                                                        6,000           105,750
Penn Engineering & Manufacturing Corp.                                4,200           106,969
RMI Titanium Co.                                                      3,500            75,687
Special Metals Corp.                                                  6,000            97,500
                                                                            ------------------
                                                                                      385,906
                                                                            ------------------

Real Estate - 2.5%
RFS Hotel Investors, Inc.                                              3500            63,875
Sunstone Hotel Investors, Inc.                                        5,000            80,000
                                                                            ------------------
                                                                                      143,875
                                                                            ------------------


Retailing - 2.4%
Duckwall-Alco Stores, Inc.                                            9,000           137,250
                                                                            ------------------

Specialty Chemical - 0.3%
Quaker Chemical Corp.                                                 1,000            19,000
                                                                            ------------------

Technology - 7.6%
Boston Acoustics, Inc.                                                3,000            95,250
Esterline Technologies Corp.                                          2,400           101,250
Software Spectrum, Inc.                                               2,000            43,500
Trimble Navigation Ltd.                                               6,000           106,875
Vari-L Company, Inc.                                                  9,700            87,906
                                                                            ------------------
                                                                                      434,781
                                                                            ------------------

Telecommunications - 1.1%
Hickory Tech Corp.                                                    1,700            62,900
                                                                            ------------------

Transportation - 1.2%
HVIDE Marine, Inc. Cl A                                               3,800            66,975
                                                                            ------------------

Total Common Stocks
          (cost $5,083,473 )                                                        5,504,200



COMMERCIAL PAPER - 3.2%                                   Principal Amount
          (cost $180,000 )
Ford Motor Credit Corp.
      5.65% due  04/03/98                                           180,000           180,000

Total Investments
          (cost $5,263,473 )                                                        5,684,200

Cash and Other Assets,
    Less Liabilities - 0.5%                                                            28,352

                                                                            ==================
NET ASSETS - 100.00%                                                               $5,712,552
                                                                            ==================

---------------------------------------------------------
*Aggregate cost for federal income tax purposes is $5,263,473; and net unrealized appreciation is as follows:

Gross unrealized appreciation..............................................          $534,696
Gross unrealized depreciation..............................................          (113,969)
                                                                            ------------------
    Net unrealized appreciation............................................          $420,727
                                                                            ==================

                       See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

March 31, 1998 (unaudited)

                                                                                SSVF

ASSETS:
         Investments in securities at value (cost $5,263,473)           $       5,684,200
         Cash .......................................................             238,097
         Dividends and interest receivable ..........................               2,405
                                                                           ---------------
              Total Assets ..........................................           5,924,702
                                                                           ---------------

LIABILITIES:
         Payable for investment securities purchased ................             212,150
                                                                           ---------------
              Total Liabilities .....................................             212,150
                                                                           ---------------

NET ASSETS:
         Applicable to 338,539 shares outstanding/1/.................   $       5,712,552
                                                                           ===============

         Net asset value, offering and redemption price per share ...   $           16.87
                                                                           ===============

SOURCE OF NET ASSETS:
         Paid-in capital ............................................   $       5,164,767
         Undistributed  net investment income .......................               1,389
         Accumulated net realized gain on investments................             125,669
         Net unrealized appreciation of investments..................             420,727
                                                                           ---------------
                  Net Assets.........................................   $       5,712,552
                                                                           ===============


/1/ $.001 par value, 2,000,000 shares authorized.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 1998~i (unaudited)

                                                                                    SSVF*
                                                                                --------------
INCOME:
         Dividends.......................................................    $         12,397
         Interest........................................................               2,863
                                                                                --------------
              Total Income...............................................              15,260
                                                                                --------------

EXPENSES:
         Accounting/Pricing services fees (Note 2).......................               3,030
         Administration services fees (Note 2)...........................                 833
         Advisory fees (Note 2)..........................................               7,413
         Custodian fees (Note 2).........................................                 250
         Directors' fees.................................................                 311
         Legal fees......................................................                  49
         Miscellaneous fees..............................................                  14
         Printing and postage fees.......................................                 837
         Registration fees (Note 2)......................................                 741
         Shareholder services fees (Note 2)..............................                 293
         Taxes other than income taxes...................................                 100
                                                                                --------------
               Total Expenses............................................              13,871
                                                                                --------------
                     Net Investment Income...............................               1,389
                                                                                --------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
         Net realized gain on investments................................             125,669
         Net increase in unrealized appreciation on investments..........             420,727
                                                                                --------------
         Net gain on investments.........................................             546,396
                                                                                --------------

                     Net increase in net assets resulting from operations    $        547,785
                                                                                ==============

*Fund commenced operations on December 31, 1997.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          SSVF
                                                                             --------------------------------

                                                                               3 Months Ended    Period Ended
                                                                              03/31/98*          12/31/97**
OPERATIONS:
         Net investment income................................     $        1,389     $            0
         Net realized gain on investments.....................            125,669                  0
         Net increase in unrealized
            appreciation of investments.......................            420,727                  0
         Net increase in net assets resulting
                                                                     -------------      -------------
            from operations...................................            547,785                  0
                                                                     =============      =============

CAPITAL SHARE TRANSACTIONS: /2/                                         5,059,767            105,000
                                                                     -------------      -------------
         Total increase in net assets.........................          5,607,552            105,000

NET ASSETS:
         Beginning of period..................................            105,000                  0
                                                                     -------------      -------------
         End of period (including undistributed
            net investment income of $1,389
            and $0, respectively).............................     $    5,712,552     $      105,000
                                                                     =============      =============


CAPITAL SHARE TRANSACTIONS
      /2/ A summary of capital share transactions follows:

                                                                                           SSVF
                                                            -------------------------------------------------------------------
                                                              3 Months Ended 03/31/98*             Period Ended 12/31/97**
                                                            ------------------------------      -------------------------------
                                                              Shares            Value              Shares             Value
                                                            -----------      -------------      -------------      ------------
         Shares issued.................................        331,539     $    5,059,767              7,000     $     105,000
         Shares reinvested from net investment income
            and capital gains distributions............              0                  0                  0                 0
                                                            -----------      -------------      -------------      ------------
                                                               331,539          5,059,767              7,000           105,000
         Shares redeemed...............................              0                  0                  0                 0
                                                            ===========      =============      =============      ============
            Net increase ..............................        331,539     $    5,059,767              7,000     $     105,000
                                                            ===========      =============      =============      ============

         ------------------------------------------
         *Unaudited
         **Fund commenced operations on December 31, 1997.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Stratton Special Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout the period.



                                                            3 Months
                                                             Ended
                                                            03/31/98
                                                          (unaudited)
                                                         ---------------
Net Asset Value, Beginning of Period.................             $15.00/1/
                                                         ---------------

         Income from Investment Operations
         Net investment income.......................              0.004
         Net gains on securities
           (both realized and unrealized)............              1.866
                                                         ---------------
             Total from investment operations........              1.870
                                                         ---------------

Net Asset Value, End of Period.......................             $16.87
                                                         ===============

Total Return.........................................              12.47%

Ratios/Supplemental Data
         Net assets, end of period (in 000's)........              $5,713
         Ratio of expenses to average
           net assets................................                1.40%/2/
         Ratio of net investment
           income to average net assets..............                0.14%/2/
         Portfolio turnover rate.....................               18.58%
         Average commission rate paid................               $0.049

-------------------------
/1/  Commencement of operations 12/31/97
/2/  Annualized

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1998 (unaudited)

NOTE 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY") and Stratton Special Value Fund ("SSVF"), which began operations on December 31, 1997. The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SSVF is to achieve capital appreciation through investment in securities which represent a value or potential worth which is not fully recognized by prevailing market prices.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

     B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

     C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income

--------------------------------------------------------------------------------
March 31, 1998 (unaudited)

     to their shareholders. Therefore, no federal income tax provision is required.

     D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

     E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

NOTE 2. - During the three months ended March 31, 1997, SSVF paid advisory fees to Stratton Management Company, (the"Advisor") of $7,413. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities.

SSVF pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment for SSVF will commence at the end of the month in which the Fund has completed 24 months of operation, if it has net assets of $20 million or more, at such date, or at the end of any succeeding month at which it has net assets of $20 million, but in any event, irrespective of its net assets, at the end of the month in which the Fund has completed 36 months of operation and will be calculated at

--------------------------------------------------------------------------------
March 31, 1998 (unaudited)

the end of the commencement month and each succeeding month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, the Fund's gross performance is compared with the performance of the Russell 2000, a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between a Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if a Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the advisory fee may never be greater than 1.25% or less than 0.25% of the Fund's average daily net assets for the preceding month. Due to the complexities of researching and investing in special value securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

First Data Investor Services Group, Inc. ("Investor Services Group"), the Funds' Administrator, Accounting Agent and Transfer Agent, is a wholly-owned subsidiary of First Data Corporation. Investor Services Group received fees for providing shareholder services, for accounting/pricing services and for certain administrative services during the three months ended March 31, 1998 as follows:
Shareholder Services $293, Accounting/Pricing Services $3,030, Administration $833.

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to Investor Services Group. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FinDaTex, Inc., serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, aggregated $5,580,612 and $622,808, respectively, for the three months ended March 31, 1998.

PART C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Post-Effective Amendment No. 19 to the Registration Statement.

                        POST-EFFECTIVE AMENDMENT NO. 19

                     TO REGISTRATION STATEMENT NO 2-42379
                                      ON
                                   FORM N-1A

PART C.   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements:

          Included in Part A:
          Financial Highlights for STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

          Incorporated by reference in Part B:

          The audited financial statements and related notes thereto as well as the auditors report thereon for the fiscal year ended December 31, 1997 are incorporated by reference to the Annual Report to Shareholders as filed with the Securities and Exchange Commission on February 27, 1998 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (File Nos. 2-423791/811-2240).

     (b)  Exhibits:

          (1)  Articles of Incorporation
               (a) Articles of Incorporation of Registrant, dated March 1, 1985, are incorporated herein by reference to Exhibit No. 99.1 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 2-42379/811-2240), filed on May 30, 1996 ("Post-Effective Amendment No. 16").


               (b) Amendment to Articles of Incorporation, dated January 19,
                   1998, are filed herewith.

          (2) By-laws of Registrant, as amended, dated February 28, 1989, are incorporated herein by reference to Exhibit No. 99.2 of Post-Effective Amendment No. 16.

          (4) Specimen certificate for shares of common stock of Registrant is incorporated herein by reference to Exhibit No. 99.4 of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 2-42379/811-2240), filed on March 12, 1997 ("Post-Effective Amendment No. 17").

          (5) Investment Advisory Agreement, dated July 1, 1989, between Registrant and Stratton Management Company is incorporated herein by reference to Exhibit No. 99.5 of Post-Effective Amendment No. 16.

          (6)  Underwriting Agreements
               (a) Underwriting Agreement, dated June 22, 1993, between
                   Registrant and FPS Broker Services, Inc. (formerly known as Fund/Plan Broker Services, Inc.) is incorporated herein by reference to Exhibit No. 99.6 of Post-Effective Amendment No. 16.

               (b) Amendment to Underwriting Agreement, dated June 25, 1996, between Registrant and FPS Broker Services, Inc. (formerly known as Fund/Plan Broker Services, Inc.) is incorporated herein by reference to Exhibit 99.6(b) of Post-Effective Amendment No. 17.

          (8)  Custodian Agreements
               (a) Custodian Agreement, dated November 1, 1994, between
                   Registrant and The Bank of New York is incorporated herein by reference to Exhibit No. 99.8(a) of Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File Nos 2-42379/811-2240), filed on May 30, 1995 ("Post-
                   Effective Amendment No. 15").

               (b) Custody Administration and Agency Agreement, dated November
                   1, 1994, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.8(b) of Post-Effective Amendment No. 15.

          (9) (a) Administration Agreement, dated March 1, 1990, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(a) of Post-Effective Amendment No.17.

               (b) Shareholder Services Agreement (formerly known as
                   Administration Agreement), dated May 31, 1985, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(b) of Post-Effective Amendment No. 17.

               (c) Amendment to Shareholder Services Agreement (formerly known as Administration Agreement), dated December 11, 1985, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(c) of Post-Effective Amendment No. 17.

               (d) Amendment No. 1 to Shareholder Services Agreement (formerly known as Administration Agreement), dated May 29, 1987, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(d) of Post-Effective Amendment No. 17.

               (e) Amendment No. 2 to Shareholder Services Agreement (formerly known as Administration Agreement), dated May 29, 1987, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(e) of Post-Effective Amendment No. 17.

               (f) Amendment to Shareholder Services Agreement (formerly known as Administration Agreement), dated February 27, 1990, between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(f) of Post-Effective Amendment No. 17.

               (g) Accounting Services Agreement, dated May 1, 1988, between
                   Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is incorporated herein by reference to Exhibit No. 99.9(g) of Post-Effective Amendment No. 17.

          (10) Opinion and Consent of Counsel on the legality of the securities being issued is incorporated herein by reference to Exhibit No. 99.10 of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 2-42379/811-2240), filed on February 27, 1998 ("Post-
                   Effective Amendment No. 18").


          (11)     Consent of Independent Auditors is filed herewith.

          (14) (a) Form of 403(b)(7) Retirement Plan is incorporated herein by reference to Exhibit No. 99.14(a) of Post-Effective Amendment No. 16

               (b) Form of Individual Retirement Account (I.R.A.) is
                   incorporated herein by reference to Exhibit No. 99.14(b) of Post-Effective Amendment No. 17.

               (c) Form of Self-Employed Retirement Plan (Defined Contribution
                   Plans), as amended June 30, 1994, is incorporated herein by reference to Exhibit No. 99.14(c) of Post-Effective No. 15.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Registrant is controlled by its Board of Directors.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                              NUMBER OF RECORD HOLDERS
          TITLE OF CLASS      (AS OF MARCH 31, 1998)
          --------------      ------------------------------

          Common Stock        4799
          par value $1.00
          per share

ITEM 27.  INDEMNIFICATION

          Section 2-418 of the Corporation and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1) hereto, and Section 2.12 of Registrant's By-Laws, incorporated by reference as Exhibit (2) hereto, provide for the indemnification of Registrant's directors and officers. Each indemnification must be authorized by the Board of Directors of Registrant by a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding, or by independent legal counsel in a written opinion, or by the shareholders. Notwithstanding the foregoing, Section 2.12(e) of Registrant's By-Laws provides that no director or officer of Registrant shall be indemnified against any liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties to the corporation.

          In addition, the aforesaid section of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification of the Registrant's Custodian, Transfer Agent, Accounting/Pricing Agent and Administrator against certain stated liabilities is provided for by the following documents:

          (a) Article XVII (14) of the Custodian Agreement between the Registrant and The Bank of New York is incorporated herein by reference to Exhibit No. 8(a) of Post-Effective Amendment No. 15.

          (b) Section 26 of the Shareholder Services Agreement is incorporated herein by reference to Exhibit No. 99.9(b) through 99.9(f) of Post-Effective Amendment No. 17;

          (c) Section 10 of the Accounting Services Agreement is incorporated herein by reference to Exhibit No. 99.9(g) of Post-Effective Amendment No. 17; and

          (d) Section 8 of the Administration Agreement is incorporated herein by reference to Exhibit No. 99.9(a) of Post-Effective Amendment No. 17.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          Stratton Management Company provides investment advisory services consisting of portfolio management for a variety of individuals and institutions, and as of December 31, 1997 had approximately $1.7 billion in assets under management. It presently also acts as investment advisor to two other registered investment companies, Stratton Growth Fund, Inc. and The Stratton Funds, Inc.

          For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to Form ADV (File #801-8681) filed by it under the Investment Advisors Act of 1940, as amended.

ITEM 29.  PRINCIPAL UNDERWRITER

     (a) FPS Broker Services, Inc. ("FPSB") (formerly known as Fund/Plan Broker Services, inc.), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

          The Bjurman Funds
          Focus Trust, Inc.
          The Govett Funds, Inc.
          IAA Trust Growth Fund, Inc.
          IAA Trust Asset Allocation Fund, Inc.
          IAA Tax Exempt Bond Fund, Inc.
          IAA Trust Taxable Fixed Income Series Fund, Inc.
          Matthews International Funds
          McM Funds
          Metropolitan West Funds
          Polynous Trust
          Smith Breeden Series Fund
          Smith Breeden Short Duration U.S. Government Fund
          Smith Breeden Trust
          The Sports Trust Funds
          The Stratton Funds, Inc.

          Stratton Growth Fund, Inc.
          Stratton Monthly Dividend REIT Shares, Inc.
          Trainer Wortham First Mutual Funds

     (b) The information required by this Item 29 with respect to each director, officer or partner of FPSB is incorporated herein by reference to Form BD filed by FPSB with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-41540)

     (c)  Not applicable.

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FinDaTex, Inc., the parent of FPSB.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All records described in Section 31(a) of the 1940 Act and Rules 17 CAR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by Stratton Management Company, the Fund's Investment Advisor, Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286, and First Data Investor Services Group, Inc., the Fund's Administrator, Transfer, Redemption and Dividend Disbursing Agent, Administrator of its Retirement Plans and Accounting Services Agent, 3200 Horizon Drive, King of Prussia, Pennsylvania, 19406.

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          Registrant undertakes to provide its Annual Report upon request without charge to any recipient of the Fund's Prospectus.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth Meeting, and the State of Pennsylvania on the 14th day of April, 1998.


     STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
     Registrant

     /s/ John A. Affleck
     -------------------
     John A. Affleck, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement of STRATTON MONTHLY DIVIDEND REIT SHARES, INC. has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Capacity          Date
---------                            --------          ----

/s/ James W. Stratton                Director          April 14, 1998
---------------------
James W. Stratton

/s/ Lynne M. Cannon                  Director          April 14, 1998
--------------------
Lynne M. Cannon

/s/ John J. Lombard, Jr.             Director          April 14, 1998
------------------------
John J. Lombard, Jr.

/s/ Douglas J. MacMaster, Jr.        Director          April 14, 1998
-----------------------------
Douglas J. MacMaster, Jr.

/s/ Henry A. Rentschler              Director          April 14, 1998
-----------------------
Henry A. Rentschler

/s/ Merritt N. Rhoad, Jr.            Director          April 14, 1998
-------------------------
Merritt N. Rhoad, Jr.

/s/ Alexander F. Smith               Director          April 14, 1998
----------------------
Alexander F. Smith

/s/ Richard W. Stevens               Director          April 14, 1998
----------------------
Richard W. Stevens

/s/ Patricia L. Sloan                Treasurer         April 14, 1998
---------------------
Patricia L. Sloan

/s/ John A. Affleck                  President         April 14, 1998
-------------------
John A. Affleck

                       SCHEDULE OF EXHIBITS TO FORM N-1A

Exhibit
Number         Exhibit

Item 24(b)

(1)(b)         Amendment to Articles of Incorporation

(11)           Consent of Independent Auditors